SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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☐	Soliciting Material Pursuant to § 240.14a-12
LIFELINE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION
PROPOSAL 3 – APPROVAL OF 2007 LONG-TERM INCENTIVE PLAN
PROPOSAL 4 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
Householding of Proxy Materials
Other Matters
Shareholders’ Proposals And Nominations For 2007 Annual Meeting
Incorporation By Reference
Appendix A
Appendix B
Appendix C

Lifeline Therapeutics, Inc.
6400 South Fiddler’s Green Circle, Suite 1970
Greenwood Village, Colorado 80111
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 21, 2006
Dear Shareholder:
     You are cordially invited to attend the Annual Meeting of Shareholders of Lifeline Therapeutics, Inc., a Colorado corporation (the “Company”). The meeting will be held on Tuesday, November 21, 2006 at 9:00 a.m. local time at the offices of The Chemins Company, Inc., 1835 East Cheyenne Road, Colorado Springs, Colorado 80906 for the following purposes:
1.	To elect 9 directors to hold office for a one-year term expiring at the annual meeting in 2007 and until their respective successors are elected and qualified.

2.	To consider and act upon a proposal to amend and restate the Company’s Articles of Incorporation.

3.	To consider and act upon a proposal to approve the Company’s 2007 Long-Term Incentive Plan.

4.	To consider and act upon a proposal to ratify the appointment of Gordon, Hughes & Banks, LLP as independent auditors of the Company for its fiscal year ending June 30, 2007.

5.	To conduct any other business properly brought before the meeting.
     These items of business are more fully described in the Proxy Statement accompanying this Notice.
     Our board of directors has fixed October 13, 2006 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors Gerald J. Houston Secretary

Greenwood Village, Colorado
[October 20, 2006]

     You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Lifeline Therapeutics, Inc.
6400 South Fiddler’s Green Circle, Suite 1970
Greenwood Village, Colorado 80111
PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
[October 20, 2006]
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
     We sent you this proxy statement and the enclosed proxy card because the board of directors of Lifeline Therapeutics, Inc. (sometimes referred to as the “Company” or “Lifeline”) is soliciting your proxy to vote at the 2006 Annual Meeting of Shareholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.
     We intend to mail this proxy statement and accompanying proxy card on or about [October 20, 2006] to all our shareholders of record as of the record date entitled to vote at the annual meeting.
Where and when is the Annual Meeting?
     The annual meeting will take place Tuesday, November 21, 2006 at 9:00 a.m. local time at the offices of The Chemins Company, Inc., 1835 East Cheyenne Road, Colorado Springs, Colorado 80906
What am I voting on?
     There are four matters scheduled to be voted on by shareholders at the annual meeting:
•	Election of nine directors to our board of directors: Javier W. Baz; Dr. James D. Crapo; Dr. Larry Gold; James J. Krejci; William L. Lister; Dr. Joe M. McCord; Stephen K. Onody; H. Leigh Severance and John B. Van Heuvelen;

•	Approval of a proposal to amend and restate the Company’s Articles of Incorporation;

•	Approval of the Company’s 2007 Long-Term Incentive Plan; and

•	Approval of a proposal to ratify the appointment of Gordon, Hughes & Banks, LLP as independent auditors of the Company for its fiscal year ending June 30, 2007.
Who can vote at the annual meeting?
     Only shareholders of record at the close of business on October 13, 2006 will be entitled to vote at the annual meeting. On this record date, there were [22,118,034] shares of series A common stock outstanding and entitled to vote.
     Shareholders of Record: Shares Registered in Your Name
     If on October 13, 2006 your shares were registered directly in your name with Lifeline’s transfer agent, Computershare Trust Co., Inc., then you are a shareholder of record. As a shareholder of record, you may vote by proxy or vote in person at the meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

     Beneficial Owner: Shares Registered in the Name of a Broker or Bank
     If on October 13, 2006 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting provided that you bring with you proof of your beneficial ownership of shares, such as a brokerage account statement. However, if you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I vote?
     You may either vote “For” all the nominees to our board of directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:
     Shareholder of Record: Shares Registered in Your Name
     If you are a shareholder of record, you may vote by proxy using the enclosed proxy card or in person at the annual meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.
•	Voting Your Proxy By Mail. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	Vote in Person. To vote in person, come to the annual meeting and we will give you a ballot when you arrive.
     Beneficial Owner: Shares Registered in the Name of Broker or Bank
     If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Lifeline. Simply complete and mail the proxy card to ensure that your vote is counted.
Our board of directors recommends a vote “For” the election of each of our director nominees listed below, and “For” the other proposals described in this proxy statement.
How many votes do I have?
     On each matter to be voted upon, you have one vote for each share of series A common stock you own as of October 13, 2006.
How are votes counted?
     Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. If your shares are held by your broker as your nominee in “street name”, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. When a broker indicates on its proxy that it does not have authority to vote certain shares held in street name on particular proposals, the shares not voted are called “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority on certain proposals under the rules of the New York Stock Exchange and the beneficial owner has not instructed the broker how to vote on these proposals.

     Because the approval of each proposal (other than the election of directors) requires the affirmative vote of a majority of the outstanding shares of series A common stock, abstentions and broker non-votes will be counted towards the vote total for each such proposal and will have the same effect as “Against” votes.
How many votes are needed to approve each proposal?
     If a quorum is present, then:
•	For the election of directors, the nine nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected;

•	The proposal to amend and restate the Company’s Articles of Incorporation will be approved if a majority of the outstanding shares of series A common stock vote “For” such amended and restated Articles of Incorporation;

•	The Company’s 2007 Long-Term Incentive Plan will be approved if a majority of the outstanding shares of series A common stock vote “For” the plan; and

•	The ratification of Gordon, Hughes & Banks, LLP as the Company’s independent auditor for the fiscal year ended June 30, 2007 will be approved if a majority of the outstanding shares of series A common stock vote “For” such ratification.
What does it mean if I receive more than one proxy card?
     If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
     Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to Lifeline’s Secretary at 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado, 80111; or

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to change your vote.
What is the quorum requirement?
     A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were [22,118,034] shares of series A common stock outstanding and entitled to vote. Thus, [7,372,678] shares of series A common stock must be represented by shareholders present at the meeting in person or by proxy to constitute a quorum.
     Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of our shareholders entitled to vote at the meeting, present in person or by proxy, shall have the power to adjourn the meeting to another date.

Who is paying for this proxy solicitation?
     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
How can I find out the results of the voting at the annual meeting?
     Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-QSB for the second quarter of fiscal year 2007, which we expect to file on or before February 14, 2007. You can obtain a copy of the Form 10-QSB by logging on to our website at www.lifelinetherapeutics.com, by calling the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. Our website does not constitute part of this proxy statement.
IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR IDENTIFIED BELOW (UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY) AND “FOR” PROPOSALS 2, 3 AND 4 BELOW. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY THE COMPANY’S BOARD OF DIRECTORS, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS.

PROPOSAL 1 – ELECTION OF DIRECTORS
     Lifeline’s board of directors consists of nine directors. Our board of directors proposes that Mr. Javier W. Baz; Dr. James D. Crapo; Dr. Larry Gold; Mr. James J. Krejci; Mr. William L. Lister; Dr. Joe M. McCord; Mr. Stephen K. Onody; Mr. H. Leigh Severance and Mr. John B. Van Heuvelen be elected as directors of the Company. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and qualified. We encourage nominees for directors to attend the annual meeting.
     Directors are elected by a plurality of the votes properly cast in person or by proxy. Cumulative voting is not permitted. The nine nominees receiving the highest number of affirmative votes will be elected. Shares represented by properly executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Information Concerning Director Nominees
     The following information is furnished with respect to each of the director nominees for election at the Annual Meeting:
     JAVIER W. BAZ – age 53 – Mr. Baz has been a member of our board of directors since February 2005, and served as Chairman of our board of directors from July 2005 through September 2006. Mr. Baz is a private investor. From January of 1994 through March 2004, Mr. Baz was responsible for several business areas at Trust Company of the West (“TCW”), a Los Angeles, California based investment management firm. He acted as chief investment officer and group head of the firm’s Private Client Services Group, a unit with $7 billion in clients’ assets under management. He also was the chief investment officer for TCW’s publicly traded international fixed income and equity strategies investing in Europe, Japan, Asia Pacific, Latin America and Africa. From 1995 through 2001 Mr. Baz chaired TCW’s committee responsible for overseeing regional allocation of emerging markets and equity strategies. Before joining TCW in 1994, Mr. Baz established Condor Securities in Greenwich, Connecticut as a broker-dealer and asset management firm, and worked with Merrill Lynch, First Boston International, and McKinsey & Co. Mr. Baz received a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania in 1976, and a Masters of Business Administration from the Kellogg School at Northwestern University in 1981.
     DR. JAMES D. CRAPO – age 63 – Dr. Crapo has been a member of our board of directors since April 2005. Dr. Crapo has nearly 30 years of experience in the health and science field. He has been a Professor at National Jewish Medical and Research Center since June 1996 and served as Executive Vice President of Academic Affairs and Chairman of Medicine from June 1996-2004. National Jewish is a private institution in immunology and allergic diseases. Dr. Crapo also served as Chief Executive Officer of Aeolus Pharmaceuticals, Inc. from July 2004 until December 2004. He was the first scientist to extend Dr. Fridovich’s and Dr. Joe McCord’s (a member of the board of directors and a Director of Science for Lifeline) original discovery of superoxide dismutase, a natural antioxidant (referred to as “SOD”) to mammalian models of disease. Prior to joining National Jewish, Dr. Crapo spent over 15 years as the Chief of the Pulmonary and Critical Care Medicine Division at Duke University Medical Center. He is involved in a number of professional societies, including service on the NHLBI Advisory Council and serving as President of the American Thoracic Society and President of the Fleischner Society.
     DR. LARRY GOLD – age 65 – Dr. Gold has been a member of our board of directors since October 2, 2006 and a member of our Scientific Advisory Board since February 2006. Since January 2000, Dr. Gold has been the Chief Executive Officer, Chief Science Officer and Chairman of the Board of SomaLogic, Inc., a life science research and clinical diagnostics company he founded in late 1999. He also was the founder of NeXstar Pharmaceuticals, Inc., serving as Director from its inception in 1991 until July 1999, and as Chairman of the Board and Chief Scientific Officer from February 1993 until July 1999, when the company was sold to Gilead Sciences. Dr. Gold was a co-founder of Synergen Inc. in 1981, a biotechnology company whose pharmaceutical activities were purchased by Amgen Inc. Dr. Gold has been a professor at the University of Colorado at Boulder since 1970, serving as Chairman of the Department of Molecular, Cellular and Developmental Biology from 1988 to 1993. He was awarded the Chiron prize for Biotechnology in 1995, and he is a member of the National Academy of Sciences and the American Academy of Arts and Sciences. Dr. Gold received a Bachelor of Arts from Yale University in 1963 and a Ph.D. from the University of Connecticut in 1967.

     JAMES J. KREJCI – age 64 – Mr. Krejci has been a member of our board of directors since April 2005 and the Vice Chairman of our board of directors since September 2006. Since June 2006, Mr. Krejci has served as President and Chief Executive Officer of CheckAwards Corporation, a provider of promotional and reward programs. From July 2004 to June 2006, Mr. Krejci served as the Managing Director of the Epilepsy Foundation of Colorado. From July 2003 until July 2004, he served as Managing Director for the American Diabetes Association, and as its Area Director from July 2001 until July 2003. From September 1998 to July 2002, Mr. Krejci was the CEO and Chairman of Comtec International, Inc., a specialized mobile radio telecommunications company. Mr. Krejci has additional prior experience in the medical industry with the 3M Company, General Electric Medical Division, and as President of a division of the Becton-Dickinson Company, a global medical technology company. Mr. Krejci teaches Marketing Management, Principles of Leadership, Marketing Research and Management Theory and Practice at the University of Phoenix Online Graduate School of Business. He received a Bachelor of Science in Chemical Engineering and an Master of Business Administration in Marketing from the University of Wisconsin, graduating first in his MBA class.
     WILLIAM L. LISTER – age 62 – Mr. Lister has been a member of our board of directors since August 2005. In December 2004, Mr. Lister retired from Roche Diagnostics Corporation, where he had been Senior Vice President and General Manager of Patient Care since January 1997. While at Roche Diagnostics Corporation he oversaw Roche’s U.S. diabetes monitoring, insulin pump and point of care diagnostics businesses and was involved in the operation of the global Drugs of Abuse business unit. Prior to Roche Diagnostics Corporation, Mr. Lister spent 10 years with Boehringer Mannheim Corporation (subsequently acquired by Roche), most recently as Senior Vice President & General Manager of its U.S. Diabetes Care Commercial Operations. He worked for Eli Lilly, a U.S. based global pharmaceutical company, from 1973 until 1986 in various positions including Director of Market Research for the Pharmaceutical Division. Mr. Lister is currently a member of the board of directors of the American Diabetes Association Research Foundation and the Indiana Health & Educational Facility Financing Authority, as well as a member of the Management Resource Board of Linden Life Science, LLC. He received a Bachelor of Science in Management from Indiana State University in 1966 and a Master of Science in Marketing from Indiana State in 1967.
     DR. JOE M. MCCORD – age 61 – Dr. McCord has been a member of our board of directors since February 2006 and a Director of Science since April 2004. Dr. McCord together with Dr. Irwin Fridovich discovered SOD in 1969. For this work, Drs. McCord and Fridovich received the Elliot Cresson Medal of the Franklin Institute. Dr. McCord currently serves as Professor of Medicine, Biochemistry, and Microbiology at the University of Colorado at Denver and Health Sciences Center (UCDHSC). Dr. McCord received a lifetime achievement award from the Oxygen Society for outstanding contributions to the field of free radical biology and medicine in 1997. He is Honorary President of the International Society of Antioxidants in Nutrition and Health (ISANH). He chaired the Third International Conference on Superoxide Dismutases: Recent Advances and Clinical Applications, held at the Institut Pasteur in Paris in 2004, as well as earlier conferences in the series. Dr. McCord has published articles in a number of scientific journals, including the New England Journal of Medicine.
     STEPHEN K. ONODY – age 53 – Mr. Onody became Chief Executive Officer and a member of our board of directors on November 28, 2005. From November 2003 until just prior to joining Lifeline, Mr. Onody was Chairman and CEO of Onody Associates, LLC, a strategic partner to medical technology and biosciences companies, providing guidance from development through commercialization. During this period, Mr. Onody served as a Board member for three companies. Prior to that, from June 2000 through October 2003, Mr. Onody was Chief Executive Officer and Chairman of the Board of Directors of Colorado MEDtech, Inc. (CMED), a Nasdaq advanced medical and biotechnology company. In this position, Mr. Onody led a strategic re-direction of the Company and ultimately completed the sale of the company in July 2003. Mr. Onody holds a Bachelor of Science degree in Biology from Seton Hall University and a Masters of Business Administration, Marketing and Management from Fairleigh Dickinson University.
     H. LEIGH SEVERANCE – age 68 – Mr. Severance has been a member of our board of directors since February 2005. Mr. Severance has been the president of Severance Capital Management, Greenwood Village, Colorado, since founding the firm in 1983. Severance Capital Management is a provider of investment management and research services to partnerships and individual investors. Prior to founding Severance Capital Management,

Mr. Severance was a portfolio manager with J.M. Hartwell & Co., Founders Growth Fund, and Cambiar Investors. Mr. Severance is a member of the board of directors of Ikonics, Inc., a public imaging technology company located in Duluth, Minnesota, and two private companies, Secure64 Software Corporation of Greenwood Village, Colorado, a developer of software that enhances performance and security for server and network applications and Fiberstar, Inc., of Willmar, Minnesota, a company that enhances food freshness and nutrition. Mr. Severance received his Masters of Business Administration from the University of Chicago Business School in 1963.
     JOHN B. VAN HEUVELEN – age 59 – Mr. Van Heuvelen has been a member of our board of directors since August 2005 and the Chairman of our board of directors since September 2006. Since January 2006, Mr. Van Heuvelen has served as the Chief Executive Officer, President and a member of the board of directors of WCS Telecom, a full service communications company that offers a wide range of telecommunication services. Since June 2002, Mr. Van Heuvelen has been a member of the board of directors of MasTec, Inc., a public company that is a specialty contractor for communications companies, utilities and governments throughout the United States and Canada, and he is currently the Chairman of its Audit Committee and a member of its Compensation Committee. Mr. Van Heuvelen spent 13 years with Morgan Stanley and Dean Witter Reynolds in various executive positions in the mutual fund, unit investment trust, and municipal bond divisions, including serving as president of Morgan Stanley Dean Witter Trust Company from 1993 until 1999. Since 1999, Mr. Van Heuvelen has been a private equity investor based in Denver, Colorado, investing primarily in telecommunications and technology firms.
Board Recommendation
     Our board of directors recommends the shareholders vote FOR each named director nominee.
Director Independence
     In September 2006, our board of directors undertook a review of the independence of the members of our board of directors’ audit committee and nominating committee. The purpose of this review was to determine whether any relationships or transactions involving the members of these committees, their family members and affiliates were inconsistent with a determination that the member is “independent.” Even though our shares are not traded on an exchange, in order to determine whether these members are independent, the Securities and Exchange Commission rules require that we use the definition of “independence” of a national securities exchange (like the New York Stock Exchange or the Nasdaq Stock Market) or national securities association when making this determination. In determining the independence of the members of our audit committee and nominating committee, our board of directors elected to use the definition of independence contained in Nasdaq’s listing requirements. Based on that review, our board of directors has determined that each of James J. Krejci, H. Leigh Severance and John B. Van Heuvelen qualify as “independent” members of the audit committee and that each of James J. Krejci and H. Leigh Severance qualify as “independent” members of the nominating committee.
Compensation of Directors
     Cash Compensation. Our current policy is to pay directors $30,000 for each full year served as a director. We have paid each of Messrs. Baz, Severance, and Krejci the sum of $30,000 for their first year of service on our board of directors and $20,000 for their first year of service on the executive committee of our board of directors (under the previous policy). We have paid Dr. Crapo the sum of $30,000 for his first year of service on our board of directors. We also reimburse our directors for travel related expenses related to Company business.
     Compensation of Former Chairman. On October 12, 2005, we agreed that Mr. Baz would continue to serve as chairman of our board of directors from October 1, 2005 through September 30, 2006 with the following compensation (in addition to the cash compensation being paid to him as a director and a member of the executive committee of our board of directors): for each month from October 1, 2005 through September 30, 2006, the Company would grant Mr. Baz warrants to purchase 10,000 shares of our series A common stock at an exercise price equal to the volume weighted average trading price of our series A common stock on the Wednesday of each month that immediately preceded the last Thursday of that month. If that Wednesday was not a trading day, then the exercise price would be equal to the volume weighted average trading price on the first trading day immediately preceding that Wednesday. Each warrant would be issued at the close of business on the trading day on which its exercise price is determined, and it will expire at the close of business on the second anniversary of that trading day. In connection with the adoption of the 2006 Stock Option Plan on February 28, 2006

Mr. Baz’s compensation arrangement was amended so that all warrants that were to be granted for the remainder of his term under this agreement were granted on such date at an exercise price of $3.37 per share. Mr. Baz was replaced as Chairman of our board of directors by John Van Heuelven in September 2006.
     Director Option Grants. For the 2006 calendar year, each member of the audit committee, marketing committee, science committee, and executive committee of our board of directors received options to acquire 12,000 shares of our series A common stock, with the chairman of each of the audit committee, marketing committee, and science committee receiving options to acquire 24,000 shares of our series A common stock. For the 2006 calendar year, each member of the compensation committee and nominating committee of our board of directors received options to acquire 6,000 shares of our series A common stock, with the chairman of each of the compensation committee and nominating committee receiving options to acquire 12,000 shares of our series A common stock. Each of these options has an exercise price of $3.37. One-twelfth of each of these options vested on February 1, 2006, with the remainder of each option vesting in eleven equal monthly installments on the last calendar day of each month, beginning February 28, 2006. In the event that, for whatever reason, a committee member’s service on a committee is terminated, that committee member shall lose that portion of the option that has not vested as of the last day of such committee member’s service on that committee. The Chairman of the board of directors and the Chief Executive Officer are not entitled to receive any options described in this paragraph.
     The director option grants described above were made pursuant to our 2006 Stock Option Plan. Our board of directors approved the termination of the 2006 Stock Option Plan and adopted the new 2007 Long-Term Incentive Plan (the “Incentive Plan”). In addition, our compensation committee approved the replacement of all awards of stock options made under the 2006 Stock Option Plan (including the option grants to directors set forth above), subject in all cases to the approval of the grantees. The new grants replacing these options made under the 2006 Stock Option Plan were made under the new Incentive Plan and are granted to the same director grantees who were awarded options under the 2006 Stock Option Plan. These new grants are on substantially the same terms as the options granted under the 2006 Stock Option Plan, including as to the same number of underlying shares. The exercise price under the new options remains the same $3.37 per share as under the terminated options (on the record date, the last sale price for our series A common stock was $[0.70]). In addition, these new option grants vest on the same dates as the existing options and the expiration dates are the same under the new option grants as under the existing options. The 2006 Stock Option Plan is described in more detail in the section titled “Equity Compensation Plan Information – 2006 Stock Option Plan.”
     In addition, we granted an option to purchase 50,000 shares to Dr. Larry Gold upon his election to our board of directors on October 2, 2006. The option vests with respect to 1/12 of the shares per month until 100% vested. The exercise price is $0.74 per share.
Committees of the Board of Directors
     Our board of directors has (i) an audit committee, (ii) a nominating committee and (iii) a compensation committee. Below is a description of each committee of our board of directors.
     Audit Committee. The current members of our board of directors’ audit committee are Messrs. Krejci, Severance and Van Heuvelen, with Mr. Krejci serving as chairman. Our board of directors has determined that Mr. Van Heuvelen qualifies as an “audit committee financial expert,” as that term is defined in applicable SEC regulations. Our board of directors made a qualitative assessment of Mr. Van Heuvelen’s level of knowledge and experience based on a number of factors, including his formal education and experience as an executive officer for public reporting companies. In addition to serving on our audit committee, Mr. Van Heuvelen also serves on the audit committee of MasTec, Inc. Our board of directors has determined that such simultaneous service does not impair Mr. Van Heuvelen’s ability to effectively serve on our audit committee.
     The audit committee oversees (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements; (3) the engagement of our independent auditor and its qualifications and independence; (4) the performance of our internal auditors and independent auditor; and (5) compliance with our code of ethics and code of business conduct and ethics for our personnel. For this purpose, the audit committee performs several functions. The audit committee evaluates the performance of and assesses the qualifications and independence of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; reviews and approves all related-party transactions; prepares an audit committee report as required by the Securities and Exchange Commission to be included in the annual proxy statement; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The audit committee operates under a written charter adopted by our board of directors that is attached as Appendix A to these proxy materials.
     Compensation Committee. The current members of our board of directors’ compensation committee are Messrs. Baz, Lister, Severance and Van Heuvelen, with Mr. Severance serving as chairman. The compensation committee reviews and approves our overall compensation strategy and policies. The compensation committee (1) reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; (2) reviews and approves the compensation and other terms of employment of our chief executive officer and other executive officers; (3) makes recommendations to our board of directors regarding new compensation plans and programs, including equity compensation plans; (4) administers the 2007 Long-Term Incentive Plan and any other similar programs and (5) reviews director compensation and recommends from time to time to our board of directors any proposed changes in such compensation. Our board of directors has not yet adopted a written charter for the compensation committee.
     Nominating Committee. The current members of our board of directors’ nominating committee are Messrs. Krejci and Severance, with Mr. Severance serving as chairman. The nominating committee of our board of directors is responsible for (1) identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria set forth below under the section titled “Director Nomination Procedures,” approved by our board of directors), (2) reviewing and evaluating incumbent directors, (3) recommending to our board of directors candidates for election to the board of directors, (4) considering questions of independence of members of the board of directors, and (5) assessing the performance of our board of directors. Our board of directors has not yet adopted a written charter for the nominating committee.
Director Nomination Procedures
     Our board of directors has established a nominating committee and assigned certain responsibilities to the committee, but we have not yet adopted a written nominating committee charter. Although our stock is not listed on the New York Stock Exchange or Nasdaq Stock Market and we are not currently required to have a nominating committee charter, our board of directors is nonetheless considering the proposed scope of the nominating committee’s responsibilities to be reflected in a written charter. Currently, the nominating committee evaluates and reviews director nominee candidates and our board of directors is responsible for proposing a slate of nominees to the shareholders for election to the board, using information provided by the committee. Each of Messrs. Baz, Krejci, Lister, Onody, Severance and Van Heuvelen and Dr. Crapo, Dr. Gold and Dr. McCord were recommended by our board of directors for election at the Annual Meeting.
     Our chief executive officer, members of the nominating committee, and other members of our board of directors are the primary sources for the identification of prospective nominees. The nominating committee may also retain third-party search firms to identify director candidates, and the committee may consider proposed nominees that are identified by shareholders in the manner prescribed by our bylaws. In order for a shareholder to recommend a prospective nominee for election to our board of directors at a shareholder meeting, our Bylaws require that the shareholder (i) be entitled to vote at the meeting, (ii) provide written advance notice regarding such nomination to our corporate Secretary and (iii) be a shareholder of record at the time of giving the notice. For a description of the required contents and applicable deadlines for this shareholder notice, see “Shareholders’ Proposals and Nominations for 2007 Annual Meeting.”

     While the nominating committee currently has no formal written process for evaluating proposed nominees, the members of the committee generally will review the resume of a proposed nominee and consult the proposed nominee’s personal references. The nominating committee conducts any other appropriate and necessary background checks of possible candidates. The committee may also personally interview (and suggest that other members of our board of directors interview) the proposed nominee, if the committee considers the proposed nominee sufficiently suitable.
     The nominating committee evaluates the prospective nominee in order to determine whether the nominee has experience and expertise in our industry, the ability to offer sound advice and guidance to management, sufficient time to devote to the affairs of the Company, and has demonstrated excellence in his or her field and the ability to exercise sound business judgment. Candidates for director nominees are reviewed in the context of the current composition of our board of directors, the operating requirements of the Company and its long-term best interests. In conducting this assessment, the nominating committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of our board of directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the nominating committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The nominating committee may modify these qualifications from time to time and is currently considering whether to establish a set of corporate governance practices and policies with additional standards and qualifications.
     After its evaluation of a candidate’s qualifications, the nominating committee then selects a nominee for recommendation to our board of directors by majority vote. The board determines the nominees after considering the recommendation and report of the nominating committee.
     To date, the nominating committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates and the nominating committee has not rejected a timely director nominee from a shareholder or shareholders holding more than 5% of our voting stock.
     As we have described above in the section titled “Director Independence,” in the opinion of the Board the members of the nominating committee, James J. Krejci and H. Leigh Severance, qualify as “independent” pursuant to the definition of independence established by Nasdaq’s listing requirements.
Other Committees
     In addition to the audit committee, compensation committee and nominating committee, our board of directors also has formed an executive committee, a science committee and a marketing committee. The current members of the executive committee are H. Leigh Severance, Stephen K. Onody, Javier W. Baz and James J. Krejci. The current members of the science committee are Dr. Crapo, Dr. McCord and Messrs. Lister, Van Heuvelen and Onody with Dr. Crapo serving as chairman. William L. Lister, James J. Krejci, Stephen K. Onody and H. Leigh Severance, serve on a marketing committee, with Mr. Krejci serving as chairman. Each of these other committees meet on an ad hoc basis as our board of directors deems necessary to review and advise the board of directors with respect to matters assigned by the board from time to time. These other committees do not have formal written charters.
Meetings of the Board of Directors
     During the last fiscal year, our board of directors held twelve meetings, the audit committee held nine meetings, the compensation committee held one meeting and the nominating committee did not meet. Each of our incumbent directors except Dr. Crapo, attended at least 75% of the aggregate of (1) the total number of meetings of our board of directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of our board of directors on which they served (held during the periods that he served). Although we did not hold an annual meeting last year, directors are encouraged to attend our annual meeting of shareholders, including the annual meeting to be held this year.

Director Resignations and Disagreements
     On November 11, 2005, Paul Myhill resigned as a member of the board of directors, member of the Executive Committee and as Vice President of the Company. In connection with his resignation, Mr. Myhill provided us with a letter of resignation in which he made a number of suggestions for improving some of the Company’s operations, policies and practices. Specifically, Mr. Myhill recommended that we provide information to our shareholders and the investment community on a more regular basis. He advised us to improve our marketing message and marketing resources by helping our advisors better understand our business, hiring experienced marketing personnel, allocating additional resources to our marketing department and acquiring new marketing employees with specific expertise in dietary supplements. Additionally, Mr Myhill suggested that we consider new advertising media to promote our product. He also recommended that we better defend our intellectual property rights. He asked us to support the goal of giving towards global charitable causes. Mr. Myhill advised that we develop companion nutritional products for our existing product, Protandim®. Finally, he suggested that the Chief Executive Officer should be granted more authority and advised that we should consider terminating the Company’s then existing outside legal counsel.
Shareholder Communications With the Board of Directors
     Shareholders interested in communicating with our board of directors, a board committee, the independent directors or an individual director may do so by sending an email to our general counsel at EvanH@Protandim.com or writing to Board of Directors, Lifeline Therapeutics, Inc. at 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado 80111, Attention Evan Husney, General Counsel. Communications should specify the addressee(s) and the general topic of the communication. Our general counsel will review and sort communications before forwarding them to the addressee(s). If no particular director is named, letters will be forwarded, depending on the subject matter, to the chairman of the appropriate committee.
Information Concerning Our Executive Officers
     The following table sets forth the names, ages and titles of our executive officers.

Name	Age	Position
Stephen K. Onody	53	Chief Executive Officer and Director
Gerald J. Houston	62	Chief Financial Officer
     Each officer serves at the discretion of our board of directors and holds office until his or her successor is appointed or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.
     Set forth below is a description of the background of the persons named above, other than Mr. Onody, whose background is provided above in “— Information Concerning Director Nominees.”
     Gerald J. Houston has served as our Chief Financial Officer since January 4, 2006. Before joining the Company, he has served as an independent financial and management consultant advising management of medical, biosciences, and technology startup companies on matters of financing, strategy, and operations. From October 2000 to December 2003, he was chief financial officer of OpVista, Inc. an optical telecommunications equipment developer. Prior to that he held senior financial management positions in technology companies including SpaceLabs Medical, Inc., IBM and ROLM Corporation. Mr. Houston has a Bachelor of Arts degree from Georgetown University and a Masters in Business Administration from the Wharton School of the University of Pennsylvania.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information regarding the ownership of the Company’s series A common stock as of October 13, 2006 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) each person who is known to us to own beneficially more than five percent of our series A common stock. The shares disclosed in this table are based upon information supplied by officers, directors and principal shareholders and filings made by shareholders with the Securities and Exchange Commission.
     Except as otherwise noted, the address for each person listed below is c/o Lifeline Therapeutics, Inc., 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado 80111.
     The percentages of beneficial ownership set forth below are based on [22,118,034] shares of our series A common stock issued and outstanding as of October [13], 2006.

Name and Address of
Beneficial Owner (1)	Position	Number of Shares		Percent of Class
Stephen K. Onody	Chief Executive Officer; Director	333,333	(2)	1.5%

Gerald J. Houston	Chief Financial Officer	0	(3)	*

Javier W. Baz	Director	1,110,725	(4)	5.0%

Dr. James D. Crapo	Director	622,000	(5)	2.8%

Dr. Larry Gold	Director	8,333	(6)	*

James J. Krejci	Vice Chairman of the Board of Directors	110,500	(7)	*

William L. Lister	Director	27,500	(8)	*

Dr. Joe M. McCord	Director of Science, Director	1,606,800		7.3%

H. Leigh Severance	Director	1,083,506	(9)	4.9%

John B. Van Heuvelen	Chairman of the Board of Directors	153,292	(10)	*

Brenda March	Former Interim Chief Executive Officer	13,942	(11)	*

William J. Driscoll 6367 S. Jamaica Court Englewood, CO 80111	—	3,586,717	(12)	16.2%

Paul R. Myhill	—	2,853,711	(13)	12.9%

Daniel W. Streets 22130 E. Costilla Drive Aurora, CO 80016	—	1,702,727	(14)	7.7%

All named executive officers and directors as a group (eleven persons)		5,069,931	(15)	22.9%

*	Less than one percent.

[1]	The shares of our Series A common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission (SEC) governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes and subject to community property laws where applicable, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. In accordance with the beneficial ownership rules of the SEC, the table does not reflect an aggregate of 1,073,834 shares of series A common stock reserved for issuance upon the exercise of outstanding options not exercisable within 60 days held by certain of our directors and executive officers.

[2]	Consists of one-third of Mr. Onody’s option to purchase 1,000,000 shares of our series A common stock for $3.47 per share that will vest within 60 days of October 13, 2006. One-third of the option will vest on the date that the weighted average trading price of the Company’s series A common stock is at least $8.00, $14.00, and $18.00 for 90 consecutive days. Notwithstanding the foregoing, to the extent not previously vested, one-third of the stock option will vest on November 28, 2006, and the remaining two-thirds will vest quarterly in eight equal installments, beginning 90 days after November 28, 2006 until fully vested on November 28, 2008.

[3]	Does not include an option to purchase 240,000 shares of our series A common stock for $2.00 per share, none of which has vested or will vest within 60 days of October 13, 2006. One-third of the stock option will vest on the date that the weighted average trading price of the Company’s series A common stock is at least $8.00, $14.00, and $18.00 for 90 consecutive days. Notwithstanding the foregoing, to the extent not previously vested, one-third of the stock option will vest on January 4, 2007, and the remaining two-thirds will vest quarterly in eight equal installments, beginning 90 days after January 4, 2007 until fully vested on January 4, 2009.

[4]	Includes 101,699 shares underlying Bridge Warrants exercisable at $2.00 per share, 444,513 shares underlying Unit Warrants exercisable at $2.50 per share. The Bridge Warrants and the Unit Warrants expire on April 18, 2008. Also includes 120,000 shares underlying stock warrants granted to Mr. Baz in connection with his service as Chairman of the board of directors. The stock warrants have been granted at various times since October 26, 2005 and have exercise prices equal to the volume weighted average trading price of our series A common stock on the Wednesday of each month that immediately precedes the last Thursday of that month that the warrants were issued. For Mr. Baz’s warrants, the exercise prices have ranged between $1.98 and $4.22 per share.

[5]	Includes 25,000 shares underlying Unit Warrants exercisable at $2.50 per share owned by Dr. Crapo and his wife as tenants in common. The Unit Warrants expire on April 18, 2008. In addition, this amount includes 125,000 shares owned by Dr. Crapo and his wife as tenants in common and 450,000 shares held in Dr. Crapo’s Individual Retirement Account. Also includes 22,000 shares which Dr. Crapo has the right to acquire or will have the right to acquire within 60 days of October 13, 2006 pursuant to an option to purchase shares of our series A common stock for $3.37 per share. Does not include 2,000 shares underlying such option which Dr. Crapo will not have the right to acquire within 60 days of October 13, 2006.

[6]	Consists of one-sixth of Dr. Gold’s option to purchase 50,000 shares of our series A common stock for $0.74 per share that will vest within 60 days of the date of October 13, 2006. The remaining shares subject to the option will vest in ten equal monthly installments thereafter, beginning January 2, 2007.

Does not include an option to purchase 108,000 shares of our series A common stock for $3.37 per share, none of which has vested or will vest within 60 days of the date of this proxy statement. One-half of the stock option will vest on January 31, 2007 and the other one-half will vest on January 31, 2008.

[7]	Includes 25,000 shares underlying Unit Warrants exercisable at $2.50 per share owned by Race Place Investments Corporation, LLC and an additional 25,000 shares held directly by Race Place Investments Corporation, LLC. Mr. Krejci is the indirect beneficial owner of these shares held by Race Place Investments Corporation, LLC as the manager of Race Place Investments Corporation, LLC and has sole voting authority over the shares held by the entity. Also includes 60,500 shares which Mr. Krejci has the right to acquire or will have the right to acquire within 60 days of October 13, 2006 pursuant to an option to purchase shares of our series A common stock for $3.37 per share. Does not include 5,500 shares underlying such option which Mr. Krejci will not have the right to acquire within 60 days of October 13, 2006.

[8]	Consists of 27,500 shares which Mr. Lister has the right to acquire or will have the right to acquire within 60 days of October 13, 2006 pursuant to an option to purchase shares of our series A common stock for $3.37 per share. Does not include 2,500 shares underlying such option which Mr. Lister will not have the right to acquire within 60 days of October 13, 2006.

[9]	In addition to shares owned by Mr. Severance directly, this amount includes (i) 126,884 shares underlying Bridge Warrants exercisable at $2.00 per share owned by Mr. Severance, (ii) 139,384 shares underlying Unit Warrants exercisable at $2.50 per share owned by Mr. Severance, (iii) 76,500 shares owned by Mr. Severance’s Pension Plan & Trust, (iv) 76,500 shares underlying Bridge Warrants exercisable at $2.00 per share owned by Mr. Severance’s Pension Plan & Trust, (v) 76,500 shares underlying Unit Warrants exercisable at $2.50 per share owned by Mr. Severance’s Pension Plan & Trust, (vi) 63,255 shares owned by Mr. Severance’s Profit Sharing Plan & Trust, (vii) 50,755 shares underlying Bridge Warrants exercisable at $2.00 per share owned by Mr. Severance’s Profit Sharing Plan & Trust, (viii) 63,255 shares underlying Unit Warrants exercisable at $2.50 per share owned by Mr. Severance’s Profit Sharing Plan & Trust, (ix) 5,077 shares owned by Mr. Severance’s wife, (x) 5,077 shares underlying Bridge Warrants exercisable at $2.00 per share owned by Mr. Severance’s wife, (xi) 5,077 shares underlying Unit Warrants exercisable at $2.50 per share owned by Mr. Severance’s wife. The Bridge Warrants and the Unit Warrants expire on April 18, 2008. Also includes 55,000 shares which Mr. Severance has the right to acquire or will have the right to acquire within 60 days of October 13, 2006 pursuant to an option to purchase shares of our series A common stock for $3.37 per share. Does not include 5,000 shares underlying such option which Mr. Severance will not have the right to acquire within 60 days of October 13, 2006.

[10]	Includes (i) 15,264 shares held of record by GGV Investors, LLC, (ii) 15,264 shares underlying Bridge Warrants exercisable at $2.00 per share held of record by GGV Investors, LLC and (iii) 15,264 shares underlying Unit Warrants exercisable at $2.50 per share held of record by GGV Investors, LLC. Mr. Van Heuvelen is one of three members of GGV Investors, LLC and has shared voting and investment power over such shares. Mr. Van Heuvelen also beneficially owns 80,000 shares through his Individual Retirement Account. Also includes 27,500 shares which Mr. Van Heuvelen has the right to acquire or will have the right to acquire within 60 days of October 13, 2006 pursuant to an option to purchase shares of our series A common stock for $3.37 per share. Does not include 2,500 shares underlying such option which Mr. Van Heuvelen will not have the right to acquire within 60 days of October 13, 2006.

[11]	Includes 13,942 shares underlying stock warrants granted to Ms. March in connection with her prior service as the interim Chief Executive Officer. The stock warrants have been granted at various times between August 1, 2005 and January 31, 2006 and have exercise prices equal to the volume weighted average trading price for our series A common stock for each Friday of the month that the warrants were issued. For Ms. March’s warrants, the exercise prices ranged between $3.13 and $9.85 per share. Does not include 3,486 shares underlying stock warrants granted to Tatum CFO Partners, LLP pursuant to an agreement under which Ms. March served as our interim Chief Executive Officer. Ms. March is a partner of Tatum CFO Partners.

[12]	Includes 593,450 shares held by Mr. Driscoll, 714,096 held jointly by Mr. Driscoll and his wife, 983,450 shares held in trust and 1,295,721 shares held directly by Mr. Driscoll’s wife. Does not include 158,821 shares held by Mr. Driscoll’s adult sons and daughter-in-law. Pursuant to a voting agreement and irrevocable proxy with us dated July 1, 2005, Mr. Driscoll agreed, among other things, to vote his shares of series A common stock as directed by our board of directors until July 1, 2015.

[13]	Includes 400,000 shares held in trust with Mr. Myhill as trustee, 874,945 shares held by Mr. Myhill’s wife, and 500,000 shares owned by Lifeline Orphan Foundation, of which Mr. Myhill is a trustee. On October 3, 2005, Mr. Myhill resigned from his positions as our vice president, member of our executive committee, and member of our board of directors. Pursuant to a voting agreement with us dated February 9, 2006, Mr. Myhill and his wife agreed, among other things, to vote their shares of series A common stock as directed by our board of directors until February 7, 2016.

[14]	Includes 54,661 shares held by Mr. Streets directly, 600,000 shares held in a grantor retained annuity trust with Mr. Streets as trustee, 1,004,250 shares held by Mr. Streets’ wife and 43,816 shares held in his wife’s Individual Retirement Account. Does not include 204,250 held by Equity First Holdings, LLC (“Equity First”) pursuant to a pledge of such shares to Equity First.

[15]	See notes (2) through (11) above.

Executive Compensation and Other Matters
Summary Compensation Table
     The following table shows for the fiscal years ended December 31, 2004, June 30, 2005 and June 30, 2006, compensation awarded or paid to, or earned by, our Chief Executive Officer, any other person serving as our Chief Executive Officer during the last fiscal year, our Chief Financial Officer and two other highly compensated officers of the Company required by the rules of the Securities and Exchange Commission to be included therein (the “named executive officers”):
Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards
					Securities
				Other	Underlying	All Other
Name and Principal	Fiscal	Salary	Bonus	Annual	Options/	Compensation
Position	Year	($)	($)	Compensation($)	SARs(#)	($)
Stephen K. Onody,	2006	$166,564	$42,000	N/A	1,000,000	$13,221 (2)
Chief Executive Officer(1)	2005	N/A	N/A	N/A	—	—
	2004	N/A	N/A	N/A	—	—

Gerald J. Houston,	2006	$95,000	$28,500	$25,000 (4)	240,000	—
Chief Financial Officer(3)	2005	N/A	—	—	—	—
	2004	N/A	—	—	—	—

Brenda March,	2006	$280,000	—	—	—	—
former Interim Chief Executive	2005	N/A	—	—	—	—
Officer(5)	2004	N/A	—	—	—	—

William B. Kutney,	2006	$164,217	—	—	—	—
former Chief Financial Officer	2005	19,375	—	—	—	—
	2004	N/A	—	—	—	—

William J. Driscoll,	2006	N/A	—	$255,000 (6)	—	—
former President and Chief Executive	2005	192,000	$500	—	—	—
Officer	2004	90,000	—	—	—	—

[1]	Mr. Onody joined us on November 28, 2005 and his compensation for 2006 is reported only from the start date to year end.

[2]	Consists of $1,920 for an annual life insurance premium and $11,301 for disability insurance premiums paid by the Company on Mr. Onody’s behalf.

[3]	Mr. Houston joined us on January 4, 2006 and his compensation for 2006 is reported only from the start date to year end.

[4]	Consists of $25,000 of Mr. Houston’s relocation expenses that were reimbursed by us.

[5]	Ms. March’s employment as interim Chief Executive Officer was terminated on November 28, 2005 and her compensation for 2006 is reported only from her start date to November 28, 2005. In addition, during her employment as interim Chief Executive Officer, the Company granted Ms. March warrants to purchase 13,942 shares with exercise prices ranging between $3.13 and $9.85 per share. See the section titled “Employment, Severance and Change of Control Agreements – Brenda March Agreement” below.

[6]	This amount was paid to Mr. Driscoll under an agreement dated July 1, 2005 between the Company and Mr. Driscoll, pursuant to which, among other things, the Company agreed to pay Mr. Driscoll severance pay in connection with the termination of his employment with the Company and Mr. Driscoll agreed to certain noncompetition, nonsolicitation, nondisclosure and voting restrictions. See the section titled “Employment, Severance and Change of Control Agreements – William Driscoll Agreement” below.

Stock Option Grants
     The following table provides information with respect to individual stock option grants during the fiscal year ended June 30, 2006 to the named executive officers:

	Number of
	Securities
	Underlying	% of Total Options/ SARs
	Options/ SARs	Granted to Employees in	Exercise Or Base	Expiration
Name	Granted (#)	Fiscal Year	Price ($/Sh)	Date
Stephen K. Onody	1,000,000 (1)	77%	$3.47	11/28/2015
Gerald J. Houston	240,000 (2)	19%	$2.00	1/4/2016

[1]	Consists of an option to purchase 1,000,000 shares of our series A common stock. One-third of the option will vest on the date that the weighted average trading price of our series A common stock is at least $8.00, $14.00, and $18.00 for 90 consecutive days. Notwithstanding the foregoing, to the extent not previously vested, one-third of the stock option will vest on November 28, 2006, and the remaining two-thirds will vest quarterly in eight equal installments, beginning 90 days after November 28, 2006 until fully vested on November 28, 2008.

[2]	Consists of an option to purchase 240,000 shares of our series A common stock. One-third of the stock option will vest on the date that the weighted average trading price of our series A common stock is at least $8.00, $14.00, and $18.00 for 90 consecutive days. Notwithstanding the foregoing, to the extent not previously vested, one-third of the stock option will vest on January 4, 2007, and the remaining two-thirds will vest quarterly in eight equal installments, beginning 90 days after January 4, 2007 until fully vested on January 4, 2009.
Stock Option Exercises and Holdings
     The following table identifies the shares of our series A common stock acquired during the fiscal year ended June 30, 2006 upon exercise of stock options held by the named executive officers and the number and value of unexercised options for the named executive officers at June 30, 2006.

Number of
			Shares	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
			FY-End (#)	FY-End ($)
	Shares Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise (#)	Realized ($)	Unexercisable	Unexercisable
Stephen K. Onody	0	$0	1,000,000/0	$0/$0
Gerald J. Houston	0	0	240,000/0	0/0

Employment, Severance and Change of Control Agreements
Stephen Onody Employment Agreement
     In connection with his appointment as our Chief Executive Officer, we entered into an employment agreement with Mr. Onody effective November 28, 2005. Unless sooner terminated pursuant to the terms of the agreement, the term of his employment as our Chief Executive Officer will be from November 28, 2005 to November 28, 2008. Mr. Onody is entitled to an annual base salary of $280,000 and will be eligible to receive an annual bonus equal to 30% of his base salary based upon meeting certain operating and financial benchmarks to be established by our compensation committee. Mr. Onody will also be eligible to participate in our standard benefit plans and will also be eligible for $1,000,000 in life insurance coverage. In addition, Mr. Onody was granted an option to purchase 1,000,000 shares of our series A common stock, with the purchase price equal to the weighted average price of our series A common stock on November 28, 2005. Based on this calculation, the exercise price of this option is $3.47. The stock option vests and becomes exercisable in the amounts set forth below based upon the weighted average trading price of our series A common stock for a consecutive 90 day period:

Portion of Option Vesting	Common Stock Price
1/3	$8.00
1/3	$14.00
1/3	$18.00
     To the extent not previously vested pursuant to the terms of the agreement, one-third of the stock option vests on November 28, 2006 and the remaining two-thirds vests quarterly in eight equal installments, beginning ninety days after November 28, 2006 and ending on November 28, 2008. If after November 28, 2006 and prior to November 28, 2007 there is a “change in control” of the Company, the Company terminates the agreement without Cause (as defined in the employment agreement), or Mr. Onody terminates the agreement with Good Reason (as defined in the employment agreement), then one-third of the option that has not already vested as of such date will immediately vest, and if one of these events occurs after November 28, 2007 but prior to November 28, 2008, two-thirds of the option that has not already vested will immediately vest.
     Our compensation committee approved the replacement of these options with a new grant to Mr. Onody under our new 2007 Long-Term Incentive Plan and a simultaneous termination of the options originally granted pursuant to the agreement. The new grant is be on substantially the same terms as the terminated options, including as to number of underlying shares, exercise price, vesting schedule and expiration date. The 2007 Long-Term Incentive Plan is described in more detail in the section titled “Proposal 3 – Approval of the 2007 Long-Term Incentive Plan.”
     During the term of his employment and for twenty-four months thereafter, Mr. Onody has agreed not to compete with us in the neutraceutical business through the manufacture or distribution of antioxidant pills or other products that compete with the products we manufacture or distribute as of the last day he is employed by us. These non-competition provisions apply in any area in the world where we conduct our business. In addition, during this time, Mr. Onody has agreed not to solicit our employees, customers or suppliers.
     If Mr. Onody is terminated without Cause or resigns for Good Reason, then we will pay him severance in the amount of (i) his accrued unpaid base salary to the date of termination or resignation and any bonus earned but not paid as of that date, and (ii) continuation of his annual base salary as of the date of termination or resignation for a period equal to the greater of (a) the number of months remaining in the employment term as of the date of termination or resignation (not to exceed 12 months), or (b) six months. During any severance period, Mr. Onody will be eligible to participate, at our cost, in all benefit plans he participated in at the time of termination. If Mr. Onody is terminated with Cause or resigns without Good Reason, then he will be entitled to his base salary plus any bonus that has been approved and declared earned and payable prior to the date of such termination.
Gerald Houston Employment Agreement
     In connection with his appointment as our Chief Financial Officer, we entered into an employment agreement with Mr. Houston effective January 4, 2006. Unless sooner terminated pursuant to the terms of the agreement, the term of his employment as our Chief Financial Officer will be from January 4, 2006 to January 4,

2009. Mr. Houston is entitled to an annual base salary of $190,000 and will be eligible to receive an annual bonus equal to 30% of his base salary based upon meeting certain operating and financial benchmarks to be established by our compensation committee. Mr. Houston will also be eligible to participate in our standard benefit plans. In addition, we reimbursed Mr. Houston for $25,000 of his relocation expenses. Mr. Houston was granted an option to purchase 240,000 shares of the our series A common stock, with the purchase price equal to the weighted average price for our series A common stock on January 4, 2006. Based on this calculation, the exercise price of this option is $2.00. The stock option vests and become exercisable in the amounts set forth below based upon the weighted average trading price of our series A common stock for a consecutive 90 day period:

Portion of Option Vesting	Common Stock Price
1/3	$8.00
1/3	$14.00
1/3	$18.00
     To the extent not previously vested pursuant to the terms of the agreement, one-third of the stock option vests on January 4, 2007 and the remaining two-thirds vests quarterly in eight equal installments, beginning ninety days after January 4, 2007 and ending on January 4, 2009. If after January 4, 2007 and prior to January 4, 2008 there is a “change in control” of the Company, the Company terminates the agreement without Cause (as defined in the employment agreement), or Houston terminates the agreement with Good Reason (as defined in the employment agreement), then one-third of the option that has not already vested as of such date will immediately vest, and if one of these events occurs after January 4, 2008 but prior to January 4, 2009, two-thirds of the option that has not already vested will immediately vest.
     Our compensation committee approved the replacement of these options with a new grant to Mr. Houston under our new 2007 Long-Term Incentive Plan and a simultaneous termination of the options originally granted pursuant to the agreement. The new grant is on substantially the same terms as the terminated options, including as to number of underlying shares, exercise price, vesting schedule and expiration date. The 2007 Long-Term Incentive Plan is described in more detail in the section titled “Proposal 3 – Approval of the 2007 Long-Term Incentive Plan.”
     During the term of his employment and for twenty-four months thereafter, Mr. Houston has agreed not to compete with us in the neutraceutical business through the manufacture or distribution of antioxidant pills or other products that compete with the products we manufacture or distribute as of the last day Mr. Houston is employed by us. These non-competition provisions apply in any area of the world where we conduct our business. In addition, during this time, Mr. Houston has agreed not to solicit our employees, customers or suppliers.
     If Mr. Houston is terminated without Cause (as defined in the employment agreement) or resigns for Good Reason (as defined in the employment agreement), then we will pay him severance in the amount of (i) his accrued unpaid base salary to the date of termination or resignation and any bonus earned but not paid as of that date, and (ii) continuation of his annual base salary as of the date of termination or resignation for six months. During any severance period, Mr. Houston will be eligible to participate, at our cost, in all benefit plans he participated in at the time of termination. If Mr. Houston is terminated with Cause or resigns without Good Reason, then he will be entitled to his base salary plus any bonus that has been approved and declared earned and payable prior to the date of such termination.
Brenda March Agreement
     On August 1, 2005, we entered into an agreement, effective as of July 19, 2005, with Tatum CFO Partners, LLP (“Tatum”) pursuant to which Brenda March served as our interim Chief Executive Officer and remained a partner of Tatum. Pursuant to the agreement, we paid Ms. March a salary of $1,200 a day, along with warrants to purchase 2,400 shares of our series A common stock during each month of her employment, pro rated for any fraction of a month served. The warrants have an exercise period of two years, and the exercise price is equal to the volume weighted average trading price for our series A common stock for each Friday of the month that the warrants were issued. During her tenure, we issued Ms. March warrants to purchase 13,942 shares with exercise prices ranged between $3.13 and $9.85 per share. We have no obligation to provide Ms. March with any health or major medical benefits, stock, or bonus payments, however Ms. March was eligible for the Company employee retirement, 401(k) plan, and for vacation and holidays consistent with our policies that apply to senior management.

     During the period that Ms. March was our interim Chief Executive Officer, we also paid Tatum a fee of $300 a day, along with warrants to purchase 600 shares of our series A common stock each month, pro rated for any fraction of a month, with terms identical to the warrants issued to Ms. March. During the term of the agreement, we granted warrants to purchase 3,486 shares to Tatum for exercise prices ranging from $3.13 to $9.85 per share.
     On November 28, 2005, we terminated the agreement with Tatum and hired Stephen K. Onody as our Chief Executive Officer.
William Driscoll Agreement
     On July 1, 2005, we entered into an agreement with William J. Driscoll, our former President and Chief Executive Officer and a holder of over 5% of our outstanding series A common stock, pursuant to which Mr. Driscoll agreed not to compete with our business activities that are in or about any anti-oxidant or anti-oxidant therapies, products or markets, or solicit any of our customers, vendors, employees, directors, or consultants for a period of three years. Mr. Driscoll also agreed not to disclose or reveal to any person or entity any of our trade secrets or confidential information. Mr. Driscoll also agreed, pursuant to a separate voting agreement and irrevocable proxy dated July 1, 2005, to vote his shares of series A common stock as directed by our board of directors until July 1, 2015. In exchange, we agreed to pay Mr. Driscoll severance pay of $45,000 plus a total of $210,000 payable in semi-monthly installments of $7,500 commencing July 15, 2005 and terminating on August 31, 2006. In addition, we agreed to pay Mr. Driscoll’s daughter-in-law severance pay of $42,000 payable in semi-monthly installments of $1,750 commencing July 15, 2005 and terminating on June 30, 2006. The $42,000 severance pay paid to Mr. Drisooll’s daughter-in-law was paid in full as of June 30, 2006. We also agreed to provide family health insurance coverage of Mr. Driscoll and members of his family under our health insurance plan, both until September 1, 2006.

Certain Relationships and Related Transactions
Stock Issuances
     In November 2004, we donated 200,000 shares of our series A common stock to the Lifeline Orphan Foundation of which Paul R. Myhill is a Trustee. Mr. Myhill is a former Vice President of the Company and currently owns over 5% of our outstanding series A common stock.
     In March 2005, we acquired 4,500,000 shares of the common stock of Lifeline Nutraceuticals Corporation, constituting the remaining minority interest in Lifeline Nutraceuticals, from Michael Barber. In exchange for his shares of Lifeline Nutraceuticals, we issued 1,000,000 shares of our series A common stock to Mr. Barber. We valued the transaction at $5.31 per share based on the then trading price of our stock, discounted due to the thinly traded nature of our series A common stock. Mr. Barber also entered into a covenant not to compete with us for which we paid him $250,000.
Private Offering
     In April and May 2005, we offered and sold Company units to investors through a private placement offering, with each unit consisting of 10,000 shares of our series A common stock and a warrant to purchase 10,000 shares of common stock for $2.50 per share, exercisable through April 18, 2008. We sold the units in exchange for cash or outstanding bridge notes and convertible notes (including accrued interest). The bridge notes were issued by us and our subsidiary, Lifeline Nutraceuticals, to investors in 2004 and January and February 2005, and we issued the convertible notes to investors in 2003 and 2004. The convertible notes were convertible into our series A common stock at a rate of $2.00 per share, and in the exchange transaction we agreed to issue shares of our series A common stock to holders of bridge notes and convertible notes based on an exchange rate of $2.00 of principal and accrued interest under such notes per share of our series A common stock. Certain of our current and former directors and officers took part in this offering on the same terms as other participants in the offering. The following table discloses information regarding their participation in the offering:

						Shares of Series A
		Bridge/Convertible				Common Stock
Name	Position	Notes Exchanged		Cash Paid		Received in Offering
Daniel W. Streets	Former Chief Financial Officer and Director	$116,611	(1)	$0		58,307
H. Leigh Severance	Director	623,894	(2)	50,000		360,716
Javier W. Baz	Director	203,397	(3)	685,627		444,513
Dr. James D. Crapo	Director	0		50,000		25,000
James J. Krejci	Vice Chairman of the Board of Directors	0		50,000	(4)	25,000
John B. Van Heuvelen	Chairman of the Board of Directors	30,526	(5)	0		15,264

[1]	Includes $116,611 of bridge notes that were owned directly and indirectly through Mr. Streets’ wife’s retirement plan and exchanged for shares. Does not include $60,000 of bridge notes purchased by Mr. Streets’ brother and exchanged for 31,003 shares of series A common stock in the April 2005 offering.

[2]	Includes $508,274 of bridge notes owned directly by Mr. Severance, $10,153 of bridge notes that were owned directly and indirectly through Mr. Severance’s wife’s retirement plan, and $105,467 of convertible notes (including accrued interest) acquired by Mr. Severance from a third party.

[3]	Includes $203,397 of bridge notes that were owned by Mr. Baz and exchanged for shares.

[4]	Includes $50,000 cash invested by Race Place Investments Corporation, LLC. Mr. Krejci is the indirect beneficial owner of these shares as member of Race Place Investments Corporation, LLC.

[5]	Includes $30,000 of bridge notes that were owned by GGV Investors, LLC. Mr. Van Heuvelen is one of three members of GGV Investors, LLC.

William Driscoll Agreements
     Lifeline Nutraceuticals entered into an employment agreement with William J. Driscoll, who is currently an owner of over 5% of our series A common stock. Pursuant to the employment agreement dated July 15, 2003 with Mr. Driscoll, Lifeline Nutraceuticals employed Mr. Driscoll as its President and Chief Executive Officer commencing on July 15, 2003. Mr. Driscoll’s salary was $180,000 per year with supplemental or incentive compensation based on criteria established by the board of directors. Mr. Driscoll was also entitled to participate in the company’s employee benefit plans. Mr. Driscoll also agreed to keep confidential the company’s confidential and proprietary information and agreed not to compete with the company for one year after termination of his employment unless the termination was for Good Reason (as defined in the agreement) or without Cause (as defined in the agreement). On July 1, 2005, Mr. Driscoll, entered into an agreement with us relating to noncompetition, nonsolicitation, nondisclosure and voting of his shares which superseded his employment agreement. The payments the Company was required to make under this agreement relating to noncompetition, nonsolicitation, nondisclosure and voting have all been satisfied. More information about this agreement is set forth in the section titled “Employment, Severance and Change of Control Agreements—William Driscoll Agreement” above.
Paul Myhill Consulting Agreements
     Lifeline Nutraceuticals entered into an employment agreement with Paul Myhill, who is currently an owner of over 5% of our series A common stock. Pursuant to the employment agreement dated July 15, 2003 with Mr. Myhill, Lifeline Nutraceuticals employed Mr. Myhill as its Director of Global Marketing, commencing on July 15, 2003. Mr. Myhill’s salary was $120,000 per year with supplemental or incentive compensation based on criteria established by the board of directors. Mr. Myhill was also entitled to participate in the company’s employee benefit plans. Mr. Myhill also agreed to keep confidential the company’s confidential and proprietary information and not to compete with the company for one year after termination of his employment unless the termination was for Good Reason (as defined in the agreement) or without Cause (as defined in the agreement).
     On February 9, 2006, we entered into a consulting agreement with Mr. Myhill which superseded his employment agreement. Pursuant to the agreement, Mr. Myhill agreed to provide us with certain management assistance, operational advice and other consulting services in exchange for a consulting fee of $11,350 per month. We also reimbursed Mr. Myhill for certain of his out-of-pocket expenses and other reasonable expenses. Mr. Myhill also agreed not to compete with us in the neutraceutical business or engage in the manufacture or distribution of antioxidant pills or other competitive products, and agreed to certain restrictions on his ability to solicit any of our employees, customers and suppliers, for a period of 3 years. Mr. Myhill also agreed not to disclose our trade secrets and confidential information at any time. The parties agreed to mutual releases from claims they may have against each other as of the date of the agreement. The term of the agreement ended on August 9, 2006, although the noncompetition, nonsolicitation and nondisclosure provisions and the mutual releases survive the termination. Mr. Myhill and his wife also agreed, pursuant to a separate voting agreement and irrevocable proxy dated February 9, 2006, to vote their shares of series A common stock as directed by our board of directors until February 7, 2016.
Dr. Larry Gold Consulting Agreement
     Dr. Larry Gold, a director of the Company, entered into an agreement with us on February 1, 2006, pursuant to which he serves on our Scientific Advisory Board. We entered the agreement with Dr. Gold prior to his joining our board of directors. Under the terms of the agreement, Dr. Gold provides advice to us with respect to activities and special projects as a member of the Scientific Advisory Board. Dr. Gold agreed not to disclose our trade secrets and confidential information at any time, and agreed to certain restrictions on his ability to solicit any of our customers or employees for a period of 12 months after termination of the agreement. Pursuant to the agreement, we granted Dr. Gold an option to purchase 108,000 shares of our series A common stock for $3.37 per share. One-half of the stock option will vest on January 31, 2007 and the other one-half will vest on January 31, 2008. If the agreement is terminated before January 31, 2008, then any unvested portion of the option will be terminated. The term of the agreement ends on January 31, 2008 and the option expires on January 31, 2009. The Company and Dr. Gold subsequently entered into a Stock Option Agreement pursuant to which Dr. Gold’s option was terminated and replaced with a new grant of an option to him on substantially the same terms under the Incentive Plan, including as to number of underlying shares, exercise price, vesting schedule and expiration.

Streets Employment Agreement
     Lifeline Nutraceuticals entered an into employment agreement with Daniel W. Streets, who is currently an owner of over 5% of our series A common stock. Pursuant to the employment agreement dated June 2, 2004, Lifeline Nutraceuticals employed Mr. Streets as its Chief Financial Officer for a term beginning on April 15, 2004. Mr. Street’s salary was $120,000 per year with benefits provided to certain managerial employees. This employment agreement terminated on April 15, 2006.
Indemnification Agreement
     On February 21, 2005, we entered into a Secured Indemnification Agreement with William J. Driscoll, our former President and Chief Executive Officer, and his wife Rosemary Driscoll. Pursuant to the Secured Indemnification Agreement, Mr. Driscoll disclosed to us that he had received loans or other benefits from certain persons and that he promised or implied to these persons that he would provide them with shares of our series A common stock or shares of Lifeline Nutraceuticals in satisfaction of these loans and benefits. As a result, Mr. and Mrs. Driscoll have agreed under the terms of the Secured Indemnification Agreement that they will indemnify and hold us harmless against any damages we may suffer in the event any of these claimants make claims against us. As security for these obligations, Mr. and Mrs. Driscoll delivered into escrow a certificate representing 1,000,000 shares of our series A common stock. All of the shares in escrow have subsequently been released.
Lifeline Orphan Foundation
     We have assisted in the establishment of the Lifeline Orphan Foundation (the “Foundation”) of which Paul R. Myhill is one of three trustees. Mr. Myhill was an executive officer of Lifeline Nutraceuticals and Lifeline Therapeutics. The other trustees of the Foundation are independent with respect to the Company. To capitalize the Foundation, on November 19, 2004, we issued 200,000 shares of our series A common stock to the Foundation. In addition, Mr. Myhill gifted 200,000 shares and Mr. Driscoll gifted 100,000 shares to the Foundation.
Loans
     We have not advanced loans nor do we plan to advance loans to employees. No employees, executive officers or directors currently have any outstanding loans from the Company.
Code Of Ethics
     We have adopted the Lifeline Therapeutics, Inc. Code of Ethics which applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, and controller. The Code of Ethics is available on our website at www.lifelinetherapeutics.com. The Code of Ethics addresses matters including: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submits to, the Securities and Exchange Commission and in other public communications we make; and (3) compliance with laws, rules and regulations applicable to us. The board of directors may grant waivers of provisions of the Code of Ethics. Any amendments to, or waivers from, a provision of our Code of Ethics that shall be disclosed by posting such information on our website at www.lifelinetherapeutics.com. We have also adopted the Lifeline Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. Among other matters, the Code of Business Conduct addresses: compliance with laws, rules, and regulations; conflicts of interest; corporate opportunities; competition and fair dealing; discrimination; health and safety; confidentiality; protection of our assets; and payments to governmental personnel.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and persons who own more than ten percent of our series A common stock to report their ownership of the series A common stock and any changes in that ownership to the Securities and Exchange Commission. The

Securities and Exchange Commission has established specific due dates for these reports, and we are required to report in this proxy statement any failure to file by these dates. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2006, we believe that all such reports were filed on a timely basis except as follows:
•	Mr. Onody inadvertently reported his option grant on a Form 3 on December 2, 2005, rather than on a Form 4 by November 30, 2005.

•	Mr. Houston’s Form 3 was inadvertently filed one day late on January 17, 2006. In addition, Mr. Houston inadvertently reported his January 4, 2006 stock option grant on his Form 3, rather than on a Form 4 by January 6, 2006.

•	Dr. Crapo’s Form 4 with respect to his July 6, 2005 acquisition of shares was inadvertently filed one business day late on July 11, 2005.

•	Mr. Severance’s Form 4 with respect to his February 1, 2006 stock option grant was inadvertently filed one week late on February 10, 2006.

•	Mr. Van Heuvelen’s Form 3 was inadvertently filed five days late on September 6, 2005.

PROPOSAL 2 – AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION
General
     Our board of directors has approved and recommend that the shareholders approve the amendment and restatement of the Company’s articles of incorporation (the “Amended and Restated Articles”). Eight of the nine directors were present at the meeting approving and recommending that the shareholders approve the Amended and Restated Articles and all directors present voted to approve the Amended and Restated Articles.
Reasons for Adoption of the Amended and Restated Articles
     As part of its continuing efforts to improve the corporate governance of the Company, our board of directors has reviewed and evaluated the Company’s existing corporate governance documents, including our articles of incorporation, as amended (the “Existing Articles”). Our original articles of incorporation were adopted in 1988. While the Company has amended these articles of incorporation over the years, the operative provisions of the Existing Articles have been largely unchanged for the past 18 years. In addition, the amendments that the Company has filed have never been merged with the original articles of incorporation into a cohesive, consolidated document. Finally, at the time our original articles of incorporation were adopted, they were governed by the provisions of the Colorado Corporation Code (the “Colorado Code”), the law that governed Colorado corporations like the Company at the time. The Colorado Code was repealed in 1994 and replaced with the Colorado Business Corporation Act (“CBCA”). Despite the fact that the Colorado Code was repealed and the Company is now governed by the provisions of the new law, the Existing Articles still contain a number of references to sections or provisions under the repealed Colorado Code. The board determined that it is in the best interests of our Company and shareholders to amend and restate the Existing Articles to modernize our Existing Articles, remove unnecessary and outdated references, include new references to the CBCA and conform our Existing Articles to the provisions of the CBCA. The Amended and Restated Articles would also effect a change of our name to “Lifevantage Corporation.”
     The Amended and Restated Articles change certain rights of our shareholders. Among these changes, the Amended and Restated Articles contain a provision that would prohibit certain business combination transactions between the Company and an interested shareholder (owning 15% or more of the Company’s shares) for a period of 3 years, unless the transaction receives requisite approval of the board of directors and/or our shareholders. In addition, the Amended and Restated Articles would permit the Company’s authorized preferred stock to have voting rights, as designated by our board of directors. Another provision would increase the quorum requirement for shareholders to act at a shareholder meeting from the current one-third of all shares entitled to vote, to a majority of the votes entitled to be cast on a matter by the shareholders.
     If the proposal to adopt the Amended and Restated Articles is approved, it will result in certain changes in your rights as a shareholder. We have summarized these changes and other differences below under the section entitled “Comparison of Shareholder Rights Before and After Adoption of Amended and Restated Articles.” This summary regarding the Amended and Restated Articles is qualified in its entirety by reference to the text of the Amended and Restated Articles, attached to this proxy statement as Appendix C.
     Previously, our board of directors amended and restated our Company’s Bylaws pursuant to the CBCA as part of its effort to improve the Company’s corporate governance documents generally. We filed these Bylaws as an exhibit to a Current Report on Form 8-K with the Securities and Exchange Commission on October 6, 2006.
Comparison of Shareholder Rights Before and After Adoption of Amended and Restated Articles
     Because of differences between the Existing Articles and the Amended and Restated Articles, the adoption of the Amended and Restated Articles will effect certain changes in the rights of our shareholders.
     Summarized below are the most significant differences between the rights of our shareholders under the Existing Articles and under the Amended and Restated Articles. The Existing Articles and our bylaws are available for inspection during business hours at our principal executive offices at 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado. In addition, copies may be obtained by writing to the Company’s Secretary at the same address.

     The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the Existing Articles and the Amended and Restated Articles.

Existing Articles	Amended and Restated Articles
Name

The Company’s current corporate name in the Existing Articles is “Lifeline Therapeutics, Inc.”	The Company’s new name under the Amended and Restated Articles would change to “Lifevantage Corporation.”

Authorized Shares

The Company’s Existing Articles authorize the Company to issue 250 million shares of Series A Common Stock, 250 million shares of Series B Common Stock and 50 million shares of Preferred Stock.	The Amended and Restated Articles would authorize the Company to issue 250 million shares of Common Stock and 50 million shares of Preferred Stock. The Amended and Restated Articles would eliminate the authorized non-voting, Series B Common Stock, none of which were ever issued. In addition, the Company’s Series A Common Stock will be redesignated as “Common Stock” as a result of the adoption of the Amended and Restated Articles.

Preferred Stock

The Company’s Existing Articles provide that any Preferred Stock will be nonvoting stock.	The Amended and Restated Articles do not specify whether the Preferred Stock will be voting or nonvoting stock. If our board of directors determines to issue Preferred Stock pursuant to the authority granted under the Amended and Restated Articles, it may designate the preferences, limitations, and relative rights of any class or series of Preferred Stock, which may include voting rights. See “Anti-Takeover Implications – Voting Rights of Preferred Stock” below.

Shareholder Approval

The Existing Articles provide that, whenever the shareholders must approve or authorize a matter, the affirmative vote of a majority of the shares outstanding is necessary to constitute approval or authorization.
The Amended and Restated Articles provide that, unless otherwise provided in the Amended and Restated Articles or under the CBCA, shareholders acting at a meeting may approve a matter if the votes in favor exceed the votes opposed to the matter. This shareholder approval standard is the generally applicable standard set forth in Section 7-107-206 of the CBCA, unless a company adopts a higher approval requirement for certain actions. The Amended and Restated Articles contain a higher approval requirement for the approval of certain business

Existing Articles	Amended and Restated Articles
combinations (see “Restrictions on Certain Business Combinations” below). The Amended and Restated Articles also retain a requirement that is included in our Existing Articles requiring the affirmative vote of at least 2/3 of the total voting power of the Company’s shareholders to amend a provision in the Amended and Restated Articles which limits a director’s personal liability for breach of his or her fiduciary duties to the maximum extent permitted by applicable Colorado law.

Quorum

The Existing Articles provide that, at all meetings of the shareholders, one-third of all shares entitled to vote will constitute a quorum.	As discussed below, the Amended and Restated Articles provide that a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. See “Anti-Takeover Implications – Change to Quorum Requirement” below.

Cumulative Voting

A Colorado corporation can permit its shareholders to use cumulative voting rights in the election of directors. If permitted by a corporation, cumulative voting rights would allow a shareholder to aggregate the total number of shares he or she could cast for all directors and apply all of them to vote for a single director. The Existing Articles do not permit cumulative voting in the election of directors.
The Amended and Restated Articles, like the Existing Articles, do not permit cumulative voting.

Restrictions on Certain Business Combinations

The Existing Articles do not contain explicit restrictions on business combinations, although the CBCA requires shareholder approval of amendments to a company’s articles of incorporation, certain mergers, share exchanges and sales of corporate property, among other matters.
As discussed below, the Amended and Restated Articles include a provision that imposes a three-year moratorium on certain business combinations with “interested shareholders” (generally, persons who own, individually or with or through other persons, 15% or more of the corporation’s outstanding voting stock), unless the business combination is approved in a prescribed manner. See “Anti-Takeover Implications – Restrictions on Certain Business Transactions.”
Anti-Takeover Implications
     While our board of directors believes that the foregoing benefits and advantages of the Amended and Restated Articles are significant, some shareholders may find that certain provisions of the Amended and Restated Articles are disadvantageous. Colorado, like many other states, permits a corporation to adopt a number of measures through amendment of its articles of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation’s vulnerability to unsolicited takeover attempts. Certain provisions of the Amended and Restated Articles which may have such an effect are discussed below. It should be noted, however, that these provisions were not proposed to prevent such a change in control, and the board of directors is not aware of any present attempt to acquire control of the Company, or to obtain representation on the board of directors.
     Restrictions on Certain Business Combinations
     The Amended and Restated Articles include a prohibition on certain business combination transactions between a company and an interested shareholder (someone who owns or has the right to acquire 15% or more of the Company’s shares individually or with or through certain other persons or entities) for a period of 3 years, unless the business combination is approved in a prescribed manner. This provision may have the effect of discouraging certain takeover attempts which are not approved by our board of directors.
     The provision in the Amended and Restated Articles is similar to a Delaware statutory provision found in Section 203 of the Delaware General Corporation Law. The terms of the provision in the Amended and Restated Articles are contained in Article XI of the Amended and Restated Articles. Under this provision, an interested shareholder cannot enter into certain business combination transactions with the Company for 3 years after obtaining its 15% stake unless: (i) prior to becoming an interested shareholder, our board of directors approves the proposed business combination or the transaction that resulted in the person becoming an interested shareholder; (ii) upon completing the transaction which resulted in the person becoming an interested shareholder, the shareholder owned at least 85% of the voting shares of the Company that are not held by officers who are also directors or by employee stock plans that do not pass confidential voting rights through to the employees; or (iii) at or after the 15% threshold is crossed, our board of directors and the holders of 2/3 of our outstanding shares not owned by the interested shareholder approve the business combination proposal.
     The term “business combination” is defined to include mergers with or caused by the interested shareholder, certain sales or other dispositions of the Company’s or its subsidiary’s assets to the interested shareholder, certain issuances or transfers by the Company or a subsidiary of the Company’s stock to the interested shareholder (except for certain transfers and pro rata distributions that do not increase the interested shareholder’s proportionate ownership of the Company’s or its subsidiary’s stock), or receipt by the interested shareholder of certain loans, advances, guarantees, pledges or other financial benefits through the Company or its subsidiary.
     By including this provision, the Company could create an incentive for a person wishing to effect a business combination with the Company to negotiate with and obtain approval of our board of directors before acquiring 15% or more of the Company. Our board of directors believes that certain unsolicited takeover attempts could be unfair or disadvantageous to the Company and our shareholders because, among other reasons, a non-negotiated takeover bid: (i) may be timed to take advantage of temporarily depressed share prices; (ii) may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) may involve the acquisition of only a controlling interest in the Company’s shares, without affording all shareholders the opportunity to receive the same economic benefits.
     By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the corporation’s business, technology, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the share price, and equality of treatment of all shareholders.
     Despite the belief of our board of directors as to the benefits to shareholders of this business combination provision, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by our board of directors and, in certain cases, by a 2/3 majority of the outstanding shares, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. Thus, the provision could effectively give the board of directors or a minority of the outstanding shares a veto right over certain business combination transactions. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. These disadvantages could also have an adverse effect on the market value of the Company’s shares. Additionally, to the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by our board of directors and may make removal of our board of directors or management less likely as well.

     Voting Rights of Preferred Stock
     The Company’s Existing Articles authorize our board of directors to issue up to 50 million shares of preferred stock in series with rights and preferences designated at the time of issuance by our board of directors. There are currently no shares of preferred stock of the Company issued or reserved for issuance. The Existing Articles provide that the authorized shares of preferred stock will be non-voting shares. As a result, under our Existing Articles, our board of directors could issue shares of preferred stock and specify certain rights and preferences of the preferred stock, including, without limitation, the dividend, liquidation, redemption and conversion rights, but the board of directors could not provide voting rights for the preferred stock, unless otherwise required by applicable law.
     The Amended and Restated Articles would authorize our board of directors to provide for the issuance of up to 50 million shares of preferred stock in one or more series or classes, with designations, preferences, limitations, and relative rights as expressed in articles of amendment adopted by the Board of Directors. While the number of authorized shares of preferred stock would not change, the Amended and Restated Articles, unlike the Existing Articles, would permit our board of directors to provide for voting rights of the preferred stock. The board of directors could provide that the preferred stock could vote (i) with shares of common stock on a share-for-share basis, (ii) on an as converted basis with the common stock, (iii) on certain extraordinary corporate matters including mergers, acquisitions, dispositions or asset sales, or (iv) on another basis as determined by the board of directors.
     The board of directors believes this change would provide the Company with more flexibility in capital raising or other transactions in which shares of preferred stock are issued. For example, in certain circumstances, investors may wish to invest in the Company’s equity securities if those securities enjoy certain preferences with respect to dividends, liquidation, redemption, or other matters. These investors may also require that the Company grant certain voting rights to them as a condition to making the investment. The board of directors believes that the Company should have sufficient flexibility in structuring these transactions so that the Company can achieve the best possible pricing and other terms through the issuance of preferred stock.
     Despite the belief of our board of directors as to the benefits to shareholders of this business combination provision, it may be disadvantageous and have an anti-takeover effect to the extent that designating and issuing a series of preferred stock with voting rights could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company. For example, the terms of a series of preferred stock could require the approval of the holders of the series of preferred stock in order for the Company to consummate certain extraordinary corporate transactions like mergers with another entity or sales of the Company’s assets, among other matters. These shares could be privately placed in certain circumstances approved by the board of directors. If any shares of preferred stock are issued with voting powers, the voting power of the outstanding series A common stock would be diluted. No shares of preferred stock are presently outstanding, and the Company has no present plan, intention, arrangement or agreement regarding the issuance of any shares of preferred stock.
     Change to Quorum Requirement
     Under the CBCA, a company’s articles of incorporation may establish the number of shares that must be present at a shareholder meeting in order for the shareholders to be allowed to act. If a company’s articles of incorporation are silent on the quorum requirement, then the CBCA provides that a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. In no event may a quorum consist of fewer than one-third of the votes entitled to be cast on the matter by the voting group. Currently, the only voting group consists of holders of our series A common stock, the only capital stock of the Company that is outstanding.
     Our Existing Articles provide that one-third of all shares entitled to vote on a matter shall constitute a quorum at a meeting of shareholders, permitting the shareholders to act at the meeting. Based on the current [22,118,034] shares of series A common stock outstanding and entitled to vote, a quorum at a shareholder meeting would be established under our Existing Articles if [7,372,678] shares of series A common stock are represented by shareholders present at the meeting in person or by proxy.

     The Amended and Restated Articles contain a more typical quorum requirement which provides that, at meetings of shareholders, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. Based on the current [22,118,034] shares outstanding and entitled to vote, a quorum at a shareholder meeting would be established if [11,059,018] shares are represented by shareholders present at the meeting in person or by proxy. The board of directors believes that this higher quorum requirement will promote decisions that are more representative of a broader group of shareholders by requiring a larger percentage of shares be present at a meeting for the shareholders to approve actions at the meeting. By encouraging greater participation of our shareholders at our annual and special meetings, the board of directors believes that the proposals presented at these meetings would need to appeal to the interests of more shareholders in order to be adopted.
     Despite the belief of our board of directors as to the benefits to shareholders of the higher quorum requirement, it may also make it more difficult to obtain sufficient voting power at a shareholder meeting for our shareholders to act. For example, under the Company’s Bylaws, shareholders representing 10% or more of the votes entitled to be cast at a meeting may demand a special meeting of shareholders. Based on the current [22,118,034] shares of series A common stock outstanding, that would mean that shareholders holding [2,211,804] shares could demand a special meeting of shareholders. Under the current quorum requirement, shareholders could take action at that special meeting if [7,372,678] shares were present in person or by proxy. However, under the quorum requirement in the new Amended and Restated Articles, shareholders could not act at the special meeting unless at least [11,059,018] shares were present. As a result, increasing the quorum requirement could have the effect of making it more difficult for shareholders to have sufficient shares present to hold a meeting and take action, including, for example, acting to remove directors from the board of directors or amending the Company’s articles of incorporation or bylaws.
Matters in Bylaws with Anti-Takeover Implications
     The Company’s Bylaws require that shareholders give advance notice to the Company regarding shareholder nominations for the board of directors and the proposal of business to be considered by the shareholders at a shareholder meeting. Pursuant to the Bylaws, a shareholder may nominate a person for the board of directors or propose business at a meeting if the shareholder is a shareholder of record entitled to vote at the meeting, and if the shareholder gives notice in writing to the Company’s Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting. If the date of the annual meeting is changed by more than 30 days from the anniversary date of the previous year’s meeting, notice by the shareholder must be delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If the number of directors to be elected to the board of directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors at least 100 calendar days prior to the anniversary of the mailing of proxy materials for the prior year’s annual meeting of shareholders, then a shareholder’s notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Company’s Secretary not later than the close of business on the 10th calendar day following the day on which such public announcement is first made. The shareholder’s notice must also set forth certain information as to the shareholder providing notice and as to each person the shareholder proposes to nominate or, as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting.
     The board of directors believes that this process for director nominations and shareholder proposals provides shareholders with a clear path for making timely director nominations and for putting matters before the shareholders to vote on at a meeting. Despite the belief of the board of directors as to the benefit to shareholders of the advance notice provision, a bylaw provision requiring that shareholders give advance notice to nominate directors and to bring business before an annual meeting of shareholders could have an anti-takeover effect, in certain circumstances, by preventing a proxy contest from being instituted without the Company having prior notice which could permit the Company more time to prepare for and respond to such a contest. It could also prevent shareholders who overlook the established deadlines from nominating new directors for election to the board of directors or from putting shareholder proposals on the agenda of a shareholder meeting.

Required Vote for the Amendment and Restatement
     Approval of the Amended and Restated Articles requires the affirmative vote of a majority of the outstanding shares of our series A common stock. Consequently, abstentions and broker non-votes will be treated as votes “Against” for purposes of approving this proposal.
Effective Time
     If the Amended and Restated Articles are approved, the Amended and Restated Articles as set forth in Appendix C will become effective upon the filing of, and at the date and time specified in the Amended and Restated Articles with the Secretary of State of Colorado upon acceptance thereof by the Colorado Secretary of State. At the effective time, our shareholders’ shares of series A common stock will be reclassified as “Common Stock,” and the rights of our shareholders with respect to these shares of Common Stock will be as summarized in this section describing the Amended and Restated Articles as qualified in its entirety by reference to the text of the Amended and Restated Articles, attached to this proxy statement as Appendix C.
     If the Amended and Restated Articles are approved, it is anticipated that our board of directors will cause the Amended and Restated Articles to be filed as promptly as reasonably possible following such approval. However, the filing of the Amended and Restated Articles may be delayed by the board of directors or abandoned by action of our board of directors at any time prior to the effective time of filing, whether before or after the approval by our shareholders, if our board of directors determines for any reason, in its sole judgment and discretion, that the filing should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.
Effect of Not Obtaining the Required Vote for Approval
     If the Amended and Restated Articles fail to obtain the requisite vote for approval, the Amended and Restated Articles will not be approved and we will continue to operate under our Existing Articles.
Regulatory Approval
     To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the Amended and Restated Articles will be the filing of the Amended and Restated Articles with the Secretary of State of Colorado.
No Dissenters’ Rights
     Under the CBCA, our shareholders are not entitled to dissenters’ rights with respect to the approval of the Amended and Restated Articles, and we will not independently provide shareholders with any such right.
Board Recommendation
     Our board of directors recommends the shareholders vote FOR the adoption of the Amended and Restated Articles.
PROPOSAL 3 – APPROVAL OF THE 2007 LONG-TERM INCENTIVE PLAN
General
     Our board of directors recommends that shareholders approve our 2007 Long-Term Incentive Plan (the “Incentive Plan”) for the purposes described below. The following summary of the material features of the Incentive Plan is qualified in its entirety by reference to the text of the Incentive Plan, which is attached to this proxy statement as Appendix B.
     Our board of directors has approved the Incentive Plan and it is currently in effect. The Company’s securities are not traded on the New York Stock Exchange, the Nasdaq Stock Market or other stock exchange, and as a result there is no separate requirement for shareholders to approve the Incentive Plan in order for it to be effective. However, we are asking our shareholders to approve the Incentive Plan in order to qualify stock options issued under the Incentive Plan for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code and to qualify certain compensation under the Incentive Plan as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code. If we do not receive shareholder approval of the Incentive Plan, stock options issued under the Incentive Plan would remain outstanding but would not qualify for treatment as incentive stock options, and certain compensation under the Incentive Plan would not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code limiting the Company’s ability to deduct certain amounts of award grants under the Incentive Plan as compensation expense.
     At the meeting, approval of the Incentive Plan for these purposes under the Internal Revenue Code will require the affirmative vote of a majority of the outstanding shares of series A common stock.
Summary of the Incentive Plan
     The purpose of the Incentive Plan is to advance the interests of the Company and our shareholders by providing incentives to certain of our employees and other key individuals who perform services for us, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company. The Incentive Plan would be administered by our board of directors or, if our board of directors so designates, by a committee of the board of directors. Our board of directors has designated the Compensation Committee to administer the Incentive Plan. The committee may delegate administrative responsibilities if so permitted by applicable law, unless Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934 permits such appointment and the exercise of authority without adversely affecting the ability of awards to officers to comply with the conditions for Rule 16b-3 or Section 162(m) of the Internal Revenue Code. The Incentive Plan provides for the granting of several types of awards, including stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance grants and other awards deemed by the committee to be consistent with the purposes of the Incentive Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the committee. Our board of directors believes that, by establishing various types of incentive awards, the Incentive Plan offers the compensation committee the flexibility to grant attractive awards to our employees and key individuals that can be specifically designed in each particular circumstance to motivate these individuals and best align their interests with those of our shareholders.
     A maximum of 6,000,000 shares of series A common stock has been authorized to be issued under the Incentive Plan in connection with the grant of awards, subject to adjustments described below. Series A common stock issued under the Incentive Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If series A common stock issued as restricted stock, restricted stock units or otherwise subject to repurchase or forfeiture rights is reacquired by us pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the series A common stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.
     The committee has exclusive discretion to select which employees and other key individuals performing services for us to whom awards will be granted; to determine the type, size, terms and conditions of each award; to modify or waive within certain limits the terms and conditions of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the Incentive Plan and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Incentive Plan. At the discretion of the committee, awards may be made under the Incentive Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company, any predecessor or a company acquired by the Company or with which it combines. The committee has the authority to administer and interpret the Incentive Plan, and its decisions are final, conclusive and binding. We anticipate that all eleven of our employees will be eligible to participate in the Incentive Plan.
Awards under the Incentive Plan
     Stock Options. A stock option, which may be a nonqualified or an incentive stock option, is the right to purchase a specified number of shares of series A common stock at a price fixed by the committee. The option exercise price for stock options may be equal to or greater than the fair market value of the series A common stock on the date of grant. In the case of incentive stock options granted to our employees or any affiliate who owns more than 10% of the voting power of all classes of our stock or stock of any affiliate, the option exercise price may not be less than 110% of fair market value on the date of the grant. The last sale price for a share of our series A common stock on the OTC Bulletin Board on October 13, 2006 was $___.
     Stock options will generally expire not later than ten years or, in the case of incentive stock options granted to employees who own more than 10% of our stock, five years, after the date granted. Stock options become exercisable at such times and in such installments as the committee determines. Payment of the option exercise price must be made in full at the time of exercise in cash, by tendering shares of series A common stock, by a combination thereof or by any other means that the committee deems appropriate (including, without limitation, the surrender of rights in one or more outstanding awards).
     Unless the committee determines otherwise, (i) all outstanding stock options will vest and become exercisable immediately prior to a Change of Control (as such term is defined in the Incentive Plan), and (ii) any stock option that is not exercised in connection with the Change of Control will terminate upon the Change of Control.
     Other Awards. The Incentive Plan also authorizes several other types of awards. These include stock appreciation rights (rights to receive, without payment, cash, series A common stock, other property or any combination thereof, based on the increase in the value of the number of shares of series A common stock specified in the award), restricted stock (an award of a number of shares of series A common stock that are subject to certain restrictions, such as a requirement that the shares shall be forfeited if the holder’s employment or performance of services for us terminates), restricted stock units (an award of the right to receive either shares of series A common stock or cash equal to the fair market value of a share of series A common stock, issued subject to certain restrictions such as a forfeiture requirement discussed above) and performance grants (cash, shares of series A common stock, other consideration such as other Company securities or property or a combination thereof that is paid based on the performance of the holder, the Company, one or more of our subsidiaries, divisions or units, or any combination).
Additional Information
     Under the Incentive Plan, if any change in the outstanding shares of series A common stock occurs by reason of a stock split or stock dividend, then the terms of outstanding awards will be equitably adjusted in the manner determined by the committee. If a change in outstanding shares of series A common stock occurs by reason of any split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale of all of the assets of the Company, certain distributions to shareholders or other extraordinary or unusual event, then the committee may determine in its discretion to terminate all outstanding awards immediately prior to the consummation of the event or make an equitable adjustment in the terms of outstanding awards. Such changes may include the number or kind of securities that may be issued, the number or kind of securities subject to, or the option exercise price under, any outstanding stock option, the number or kind of securities which have been awarded as restricted stock or any repurchase option price relating thereto, the number or value of performance grants, the number or value of any other award, or any measure of performance of any award.
     The Incentive Plan permits the committee to determine whether it is advisable for the Company or any affiliate to provide financing in connection with the exercise of an award and the payment of related taxes, or to assist in obtaining financing from a bank or other third party in this regard. Such assistance may take any form and be on such terms as the committee considers appropriate including, without limitation, a direct loan, a guaranty of the obligation to a third party or the maintenance by the Company or an affiliate of deposits with a bank or third party.
     The committee may permit payment of taxes required to be withheld with respect to an award in any appropriate manner (including, without limitation, by the surrender to us of shares of series A common stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award).
     Generally, no awards under the Incentive Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a holder’s death), including, without limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, although the committee approve transfers of awards to employees and, without payment of consideration, to immediate family members and related parties.
     The expenses of the Incentive Plan are borne by us. The Incentive Plan terminates upon the earlier of the adoption of a resolution by our board of directors terminating the Incentive Plan and September 26, 2016, unless extended for up to an additional five years for the grant of awards other than incentive stock options by action of our board of directors. The committee may amend the Incentive Plan at any time and from time to time for any purpose consistent with the goals of the Incentive Plan. However, if failure to obtain shareholder approval would adversely affect compliance of the Incentive Plan with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or other applicable law or regulation), no amendment shall be effective unless and until approved by shareholders.
Registration with the SEC
     We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the Incentive Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is reasonably practicable after our annual meeting.
Federal Income Tax Consequences
     The following is a summary of the principal current federal income tax consequences of transactions under the Incentive Plan. This summary does not describe all federal tax consequences under the Incentive Plan, nor does it describe state, local or foreign tax consequences.
     Incentive Stock Options. No taxable income is realized by the employee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the employee. If the employee does not dispose of the shares received upon exercise of an incentive stock option within two years from the date of grant (or within one year after the transfer of such shares to the employee), then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the employee as a long-term capital gain and any loss sustained will be a long-term capital loss. In that case, no deduction will be allowed to the Company for federal income tax purposes.
     If the shares of series A common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the employee will realize ordinary income in the year of disposition. The ordinary income will equal the amount of the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms’-length sale of such shares) over the exercise price thereof, and we will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of series A common stock.
     If an incentive stock option is exercised at a time when it does not qualify for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an employee.
     Nonqualified Options. No income is realized by the employee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, at exercise, ordinary income is realized by the employee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. At disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.
     Other Awards. The grant of a stock appreciation right does not result in income for the employee or in a deduction for the Company. Upon the exercise of an SAR, generally the employee recognizes ordinary income and the Company is entitled to a deduction measured by the fair market value of any amounts received by the employee.
     An employee receiving restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. The Company is entitled to a corresponding tax deduction for the amount of ordinary income recognized by the employee. However, an employee who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), less any amount paid. If the shares subject to such election are forfeited, the employee will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares (except with respect to any amounts paid for the shares). Upon sale of the shares after the forfeiture period has expired, the appreciation or depreciation since the shares became transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued) will be treated as long-term or short-term capital gain or loss. The holding period to determine whether the employee has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the employee elected immediate recognition of income under Section 83(b)).
     An employee receiving a performance award will generally be subject to tax at ordinary income rates on any cash received and on the fair market value of any series A common stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the employee. The capital gain or loss holding period for any series A common stock distributed under a performance award will begin when the employee recognizes ordinary income relating to the award.
     New Plan Benefits. We have made the following option grants under the Incentive Plan:
2007 Long-Term Incentive Plan

Name and Position	Number of Units
Stephen K. Onody	1,000,000	(1)
Gerald J. Houston	240,000	(2)

Executive Group	1,240,000

Non-Executive Director Group	318,000

Dr. James D. Crapo	24,000	(3)
Dr. Larry Gold	158,000	(4)
James J. Krejci	66,000	(5)
William L. Lister	30,000	(6)
H. Leigh Severance	60,000	(7)
John B. Van Heuvelen	30,000	(8)

Non-Executive Officer Employee Group	605,000	(9)

[1]	Option to purchase 1,000,000 shares of our series A common stock for $3.47 per share. One-third of the option will vest on the date that the weighted average trading price of the Company’s series A common stock is at least $8.00, $14.00, and $18.00 for 90 consecutive days. Notwithstanding the foregoing, to the extent not previously vested, one-third of the stock option will vest on November 28, 2006, and the remaining two-thirds will vest quarterly in eight equal installments, beginning 90 days after November 28, 2006 until fully vested on November 28, 2008. The option expires on November 28, 2015. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[2]	Option to purchase 240,000 shares of our series A common stock for $2.00 per share. One-third of the stock option will vest on the date that the weighted average trading price of the Company’s series A common stock is at least $8.00, $14.00, and $18.00 for 90 consecutive days. Notwithstanding the foregoing, to the extent not previously vested, one-third of the stock option will vest on January 4, 2007, and the remaining two-thirds will vest quarterly in eight equal installments, beginning 90 days after January 4, 2007 until fully vested on January 4, 2009. The option expires on January 4, 2016. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[3]	Option to purchase 24,000 shares of our series A common stock for $3.37 per share, which is vested as to 18,000 shares on the date of grant. With respect to the remaining 6,000 shares underlying the option, the option will vest with respect to 2,000 shares on each of October 31, 2006, November 30, 2006 and December 31, 2006. The option expires on February 1, 2009. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[4]	Option to purchase 108,000 shares of our series A common stock for $3.37 per share. One-half of the stock option will vest on January 31, 2007 and the other one-half will vest on January 31, 2008. The option expires on January 31, 2009. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option. In addition, we granted an option to purchase 50,000 shares to Dr. Larry Gold upon his election to our board of directors on October 2, 2006. The option vests with respect to 1/12 of the shares per month until 100% vested. The exercise price is $0.74 per share.

[5]	Option to purchase 66,000 shares of our series A common stock for $3.37 per share, which is vested as to 49,500 shares on the date of grant. With respect to the remaining 16,500 shares underlying the option, the option will vest with respect to 5,500 shares on each of October 31, 2006, November 30, 2006 and December 31, 2006. The option expires on February 1, 2009. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[6]	Option to purchase 30,000 shares of our series A common stock for $3.37 per share, which is vested as to 22,500 shares on the date of grant. With respect to the remaining 7,500 shares underlying the option, the option will vest with respect to 2,500 shares on each of October 31, 2006, November 30, 2006 and December 31, 2006. The option expires on February 1, 2009. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[7]	Option to purchase 60,000 shares of our series A common stock for $3.37 per share, which is vested as to 45,000 shares on the date of grant. With respect to the remaining 15,000 shares underlying the option, the option will vest with respect to 5,000 shares on each of October 31, 2006, November 30, 2006 and December 31, 2006. The option expires on February 1, 2009. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[8]	Option to purchase 30,000 shares of our series A common stock for $3.37 per share, which is vested as to 22,500 shares on the date of grant. With respect to the remaining 7,500 shares underlying the option, the option will vest with respect to 2,500 shares on each of October 31, 2006, November 30, 2006 and December 31, 2006. The option expires on February 1, 2009. An option previously granted to this individual on substantially the same terms as this option (including as to number of underlying shares, exercise price, vesting schedule and expiration period) was terminated simultaneously with the grant of this option.

[9]	Includes options granted to employees, who are not executive officers of the Company, grants to purchase 605,000 shares of our series A common stock for $0.76 per share, and which vest with respect to 1/6 of the shares after six months and thereafter vest with respect to 1/36 of the shares per month until 100% vested.

     It is not possible to determine other specific amounts and types of awards that may be awarded in the future under the Incentive Plan because the grant of other awards under the Incentive Plan is discretionary.
Board Recommendation
     Our board of directors recommends the shareholders vote FOR approval of the 2007 Long-Term Incentive Plan.
Equity Compensation Plan Information
     The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2006. None of the equity compensation plans in effect as of June 30, 2006 were approved by our shareholders.

Number of securities
remaining available for
	Number of securities to be	Weighted-average	issuance under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options, warrants	outstanding options,	(excluding securities reflected
	and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	1,883,428	$3.25	1,574,000
Total	1,883,428	$3.25	1,574,000
     The information set forth in the table above regarding “Equity compensation plans not approved by security holders” includes the following plans:
     2006 Stock Option Plan. Our 2006 Stock Option Plan was adopted on January 30, 2006, subject to shareholder approval. The purpose of the 2006 Stock Option Plan was to advance the interests of the Company and its shareholders by affording key employees and other key individuals an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Although certain options were granted under the terms of the 2006 Stock Option Plan, no options under the 2006 Stock Option Plan were exercised by the grantees, and no shares underlying such options were issued by the Company.
     Our compensation committee has subsequently determined that it is in the best interests of the company and its shareholders to terminate the 2006 Stock Option Plan and to adopt a new equity compensation plan that will give the compensation committee more flexibility in the kinds of awards it may grant to key employees and other individuals. Our compensation committee concluded that it would be easier administratively if we had one equity compensation plan going forward and, as a result, the compensation committee recommended to the board, and the board approved, the Incentive Plan and recommends that our shareholders approve the Incentive Plan at the annual meeting. In addition, our board of directors terminated the 2006 Stock Option Plan and our compensation committee approved the termination and replacement of all awards of stock options made under the 2006 Stock Option Plan, including the option grants to directors set forth above, subject to approval of the grantees. These new grants are on substantially the same terms as the terminated options, including as to number of underlying shares, exercise price, vesting schedule and expiration date.
     The remainder of the description of the 2006 Stock Option Plan set forth below summarizes the key features of the plan as it existed on June 30, 2006.
     Options to acquire 2,000,000 shares of our series A common stock could be granted under the 2006 Stock Option Plan. As of June 30, 2006 there were options to purchase 426,000 shares of our series A common stock outstanding under the 2006 Stock Option Plan, and options to purchase an additional 1,574,000 shares remaining available for issuance under the 2006 Option Plan.
     The 2006 Stock Option Plan authorized our board of directors or the compensation committee to grant incentive options and non-qualified options. The committee had the power to select the participants to be granted options, determine the number of shares to be subject to each option, whether an option would be granted in exchange for the termination of an existing option, the purchase price for the shares underlying the option, the option period, the manner in which options became exercisable, and such other terms the committee deemed necessary or desirable. No option could be granted at an exercise price less than the fair market value of our series A common stock on the date of grant. Options must expire no later than 10 years from the date of grant. If an grantee’s employment were terminated, then any option held could be exercised only to extent determined by the committee at the time of grant, but no more than 3 months after termination. If certain changes in control of the Company occurred, then all options granted under the 2006 Stock Option Plan would become immediately exercisable other than incentive stock options that would violate the $100,000 limitation described in the next paragraph.
     The aggregate fair market value of shares underlying incentive stock options granted to a particular grantee that have become exercisable for the first time during the same calendar year could not exceed $100,000, subject to further amendments to the applicable provisions of the Internal Revenue Code. In addition, no incentive stock option could be granted to a key employee who, at the time of the grant, owned stock with more than 10% of the total combined voting power of all classes of our stock, unless at the time of the grant the purchase price for the underlying shares of series A common stock was at least 110% of the fair market value and the incentive stock option was not exercisable more than 5 years after the date of grant.
     Stephen K. Onody Options. On November 28, 2005, we issued options to purchase 1,000,000 shares of our series A common stock to Stephen K. Onody, our Chief Executive Officer. Our compensation committee approved the replacement of these options with a new grant to Mr. Onody under our new 2007 Long-Term Incentive Plan and a simultaneous termination of the options originally granted pursuant to the agreement. For a description of the material features of this plan, see section titled “Employment, Severance and Change of Control Agreements – Stephen Onody Employment Agreement” above.
     Gerald J. Houston Options. On January 4, 2006, we issued options to purchase 240,000 shares of our series A common stock to Gerald J. Houston, our Chief Financial Officer. Our compensation committee approved the replacement of these options with a new grant to Mr. Houston under our new 2007 Long-Term Incentive Plan and a simultaneous termination of the options originally granted pursuant to the agreement. For a description of the material features of this plan, see section titled “Employment, Severance and Change of Control Agreements – Gerald Houston Employment Agreement” above.
     Chairman Warrants. We established a program to issue warrants to purchase our series A common stock to the former Chairman of our board of directors for his service in that capacity. For a description of the material features of this plan, see section titled “Compensation of Directors–Compensation of Former Chairman” above.
     Brenda March Warrants. We established a program to issue warrants to purchase 13,942 shares of our series A common stock to Brenda March, our former interim Chief Executive Officer, for her service in that capacity. For a description of the material features of this plan, see section titled “Employment, Severance and Change of Control Agreements – Brenda March Agreement” above.

     The options and warrants discussed above do not include 6,169,294 warrants outstanding that were not compensatory.
PROPOSAL 4 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
     The audit committee of our board of directors has selected Gordon, Hughes & Banks, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Gordon, Hughes & Banks, LLP has audited the Company’s financial statements since December 22, 2004. Representatives of Gordon, Hughes & Banks, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     Neither the Company’s Bylaws nor other governing documents or law require shareholder ratification of the selection of Gordon, Hughes & Banks, LLP as our independent auditors. However, the audit committee is submitting the selection of Gordon, Hughes & Banks, LLP to the shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the audit committee will review its future selection of independent auditors. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our shareholders.
     The affirmative vote of the holders of a majority of the outstanding shares of series A common stock will be required to ratify the selection of Gordon, Hughes & Banks, LLP.
Change in the Company’s Certifying Accountant
     On December 30, 2004, we dismissed Michael Johnson & Co., LLC as our independent registered public accounting firm. On December 30, 2004, we appointed Gordon, Hughes & Banks, LLP, certified public accountants, as our independent registered public accounting firm effective immediately. The board of directors approved the decision to change our independent registered public accountants to Gordon, Hughes & Banks, LLP.
     Michael Johnson & Co’s reported on our financial statements for the fiscal years ended December 31, 2002 and December 31, 2003. Michael Johnson & Co.’s report for these fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for the matter discussed in the next sentence. There was an explanatory paragraph in Michael Johnson & Co.’s report on our financial statements included in the Form 10-KSB for the years ended December 31, 2002 and December 31, 2003, both of which indicated that the accompanying financial statements had been prepared assuming that the Company will continue as a going concern, and Michael Johnson & Co. indicated that for both fiscal years conditions exist that raise substantial doubt about the Company’s ability to continue as a going concern. Our board of directors discussed this matter with Michael Johnson & Co. at the time. We authorized Michael Johnson & Co., LLC to respond fully to inquiries by our new auditors in connection with this matter.
     In connection with the audits of our financial statements for each of the two fiscal years ended December 31, 2002 and December 31, 2003, and through December 30, 2004, there were no disagreements between us and Michael Johnson & Co. on any matter of accounting principles or practices, consolidated financial statement disclosures, or auditing scope and procedures, which, if not resolved to the satisfaction of Michael Johnson & Co., would have caused them to make reference thereto in connection with their report on the financial statements.
     During the fiscal years ended December 31, 2002 and 2003 and through December 30, 2004, we did not consult with Gordon, Hughes & Banks, LLP with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B promulgated by the Securities and Exchange Commission.
     We provided Michael Johnson & Co. a copy of these disclosures and requested that Michael Johnson & Co. furnish us with a letter addressed to the Securities and Exchange Commission stating whether Michael Johnson & Co. agreed with the statements made by the Company and, if not, stating the respects in which it did not agree. Michael Johnson & Co. furnished a letter to the Company, indicating to the Securities and Exchange Commission that it was in agreement with our statements concerning Michael Johnson & Co.

Principal Accountant Fees and Services
     The following table presents fees for professional audit services rendered by Gordon, Hughes & Banks, LLP, the Company’s principal accountant, for the audit of our annual financial statements for the fiscal years ended June 30, 2006 and 2005, and fees billed for other services rendered by Gordon, Hughes & Banks, LLP during those periods:

	Fiscal Year Ended
	2006	2005
Audit Fees	$25,500	$13,375
Audit-related Fees (1)	16,000	19,960
Tax Fees (2)	9,500	5,222
All Other Fees (3)	—	2,800

Total Fees	$51,000	$41,357

[1]	Audit related fees of $16,000 and $19,960 in fiscal years ended June 30, 2006 and 2005 related to assurance and other services related to performance of the audit.

[2]	Tax fees of $9,500 and $5,222 in fiscal years ended June 30, 2006 and 2005 are for tax compliance, advise and planning.

[3]	During the fiscal year ended June 30, 2005, $2,800 was incurred for advice related to compliance under the Sarbanes Oxley Act of 2002 and discussion of the beneficial conversion feature of our previously outstanding bridge notes.
Pre-Approval Policies and Procedures
     The audit committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Gordon, Hughes & Banks, LLP. The policies require pre-approval of all auditing and such non-auditing services as our independent auditor is permitted to provide, subject to de minimus exceptions for services other than audit, review, or attest services that are approved by the audit committee prior to completion of the audit. All of the items identified under “Audit-Related Fees”, “Tax Fees” and “All Other Fees” above were approved by the audit committee. Alternatively, the engagement of our independent auditor may be entered into pursuant to pre-approved policies and procedures that our audit committee may establish, so long as these policies and procedures are detailed as to particular services and the audit committee is informed of each service. In making these determinations, the audit committee will consider whether the services provided are compatible with maintaining our auditor’s independence. We are prohibited by applicable law from obtaining certain non-audit services from our independent auditor and, in that event, we would obtain these non-audit services from other providers.
     The audit committee has determined that the rendering of the services other than audit services by Gordon, Hughes & Banks, LLP is compatible with maintaining the principal accountant’s independence.
Board Recommendation
     Our board of directors recommends the shareholders vote FOR ratification of Gordon, Hughes & Banks, LLP as our independent auditors for the fiscal year ending June 30, 2007.

AUDIT COMMITTEE REPORT
     The audit committee is responsible for overseeing (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent registered public accounting firm’s qualifications and independence, (iv) the performance of our independent registered public accounting firm and (v) compliance with our Code of Ethics and Code of Business Conduct and Ethics. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
     The committee has met nine times during the year and has held discussions with management and the independent registered public accounting firm. Management represented to the committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The committee received the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed the independence of the independent registered public accounting firm with the firm. In addition, the committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU §380).
     The committee has also considered whether the provision of non-audit services to us is compatible with maintaining the independent registered public accounting firm’s independence. The committee has concluded that the independent registered public accounting firm is independent from us and our management. The committee has reviewed with the independent registered public accounting firm the overall scope and plans for their audit.
     Relying on the foregoing reviews and discussions, the committee recommended to our board of directors the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended June 30, 2006, for filing with the Securities and Exchange Commission. In addition, the committee has selected Gordon, Hughes & Banks, LLP as our independent registered public accounting firm for 2007.
     The committee’s charter is attached as Appendix A to these proxy materials.
The Audit Committee
James J. Krejci, Chairman
H. Leigh Severance
John B. Van Heuvelen
Householding of Proxy Materials
     The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
     This year, a number of brokers with account holders who are Lifeline Therapeutics, Inc. shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Lifeline Therapeutics, Inc., Gerald J. Houston, Secretary, 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado, 80111. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
Other Matters
     Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
Shareholders’ Proposals And Nominations For 2007 Annual Meeting
     Inclusion of Proposals in Our Proxy Statement and Proxy Card under the Rules of the Securities and Exchange Commission. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy for our 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by us no later than June 22, 2007, unless the date of our 2007 annual meeting is changed by more than 30 days from November 21, 2007, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.
     Bylaw Requirements for Shareholder Submission of Nominations and Proposals. Our bylaws include requirements that shareholders must comply with in order to nominate persons for election as directors. The Bylaws require that, in order for a shareholder to nominate a person for election to the board of directors or propose business to be considered by the shareholders at an annual meeting, the shareholder must be entitled to vote at the meeting, must provide a written notice to our corporate Secretary, c/o Lifeline Therapeutics, Inc., 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado, 80111, and must be a shareholder of record at the time of giving the notice. The notice must specify (1) as to each person whom the shareholder proposes to nominate for election as a director, information with respect to the proposed nominee as would be required to be included in the proxy statement for the annual meeting if the person were a nominee included in that proxy statement, including the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director, (2) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business, the text of any resolution proposed to be adopted at the meeting, the reasons for conducting the business and any material interest in the business that the shareholder and the beneficial owner, if any, on whose behalf the proposal is made, may have, and (3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the shareholder as they appear on our books and of the beneficial owner, and the class and number of our shares of stock owned beneficially and of record by the stockholder and the beneficial owner. The Bylaws would require the notice to be given not earlier than June 22, 2007 and not later than July 22, 2007, unless the date of the annual meeting is more than 30 days before or after November 21, 2007, in which case the notice must be given not earlier than 120 days prior to the 2007 annual meeting and not later than the close of business on the later of the 90th day prior to the 2007 annual meeting or the 10th day following public announcement of the date of the 2007 annual meeting. If the number of directors to be elected at the 2007 annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased board by July 13, 2007, then a shareholder notice recommending prospective nominee(s) for any new position(s) created by the increase will be considered timely if it is received by our corporate Secretary not later than the close of business on the 10th calendar day following the date of our public announcement.
Incorporation By Reference
     The Audit Committee Report beginning on page 43 are not deemed soliciting material or filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference. In addition, this proxy statement includes references to our website address. Our website address is intended to provide inactive, textual references only. The information on our website is not part of this proxy statement.
By Order of the Board of Directors
Gerald J. Houston
Secretary
[October 20, 2006]

Appendix A
Lifeline Therapeutics, Inc.
AUDIT COMMITTEE CHARTER
As adopted January 30, 2006
Purpose and Authority
The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in overseeing: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; (4) the performance of the Company’s internal auditors, if applicable, and independent auditor; and (5) compliance with the Company’s code of ethics for senior financial officers and compliance with the Company’s code of conduct for all Company personnel. The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board. The Committee shall fulfill its oversight role by performing the duties and responsibilities set forth in this Charter.
Considering that the Committee’s job is one of oversight, it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurances as to the Company’s financial statements or any professional certification as to the outside auditors work.
As the Committee deems appropriate, it may retain independent counsel, accounting and other professionals to assist the Committee without seeking Board approval with respect to the selection, fees or terms of engagement of any such advisors.
Committee Structure and Expertise
The Committee shall consist of at least three directors or such other number as the Audit Committee may have and remain in compliance with the rules and regulations promulgated by the Nasdaq Stock Market, who shall be appointed by the Board. The Board may remove any member of the Committee with or without cause. Each member of the Committee shall be “independent” as that term is defined in Nasdaq Stock Market (“Nasdaq”) Rule 4200(a)(15) and shall otherwise meet the independence and experience requirements of Nasdaq, Section 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the SEC. The Board may, at any time and in its complete discretion, replace a Committee member. Each member of the Committee shall be financially literate and shall, at a minimum, be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one Committee member shall have, through education and experience as a public accountant or auditor, or a principal financial officer, controller or principal accounting officer or a chief executive officer, or from performance of similar functions, sufficient financial expertise in accounting and auditing so as to be a “financial expert”, in accordance with such regulations as may be applicable to the Company from time to time.

If the Committee is aware of any material noncompliance with the structure or expertise requirements set forth above, the Committee shall report such noncompliance to the Board, who must then notify Nasdaq promptly of such noncompliance.
Meetings
The Committee shall meet as often as necessary, at least on a quarterly basis. The Committee shall meet in separate, private sessions with each of management, the independent auditor and the internal auditors to discuss anything the Committee or these groups believe should be discussed. The Committee may require any Company officer or employee or the Company’s outside counsel or external auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee, and to provide pertinent information as necessary. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.
The Committee shall maintain minutes and other relevant documentation of all its meetings and shall report regularly to the Board.
Committee Authority and Responsibilities
The Committee shall have the following duties and responsibilities, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:
Engagement of Independent Auditor
•	Directly appoint, retain, and compensate the Company’s independent auditor. The Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee shall be directly responsible for overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

•	Pre-approve all auditing and such non-auditing services as the independent auditor is permitted to provide, subject to de minimus exceptions for other than audit, review, or attest services that are approved by the Committee prior to completion of the audit. Alternatively, the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular services and the Committee is informed of each service. In considering whether to pre-approve any non-audit services, the Committee shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

•	Ensure that the Committee’s approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

•	Discuss policies with respect to risk assessment and risk management.

•	At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

•	The Committee shall have the authority to engage, without Board approval, independent legal, accounting, and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, to compensate the independent auditor, outside legal counsel, or any other advisors employed by the Committee, and to pay ordinary Committee administrative expenses that are necessary and appropriate in carrying out its duties.

Evaluate Independent Auditor’s Qualifications, Performance and Independence
•	At least annually, evaluate the independent auditor’s qualifications, performance and independence, including that of the lead audit partner.

•	At least annually, obtain and review the letter and written disclosures from the independent auditor consistent with Independence Standards Board No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engage in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

•	Discuss with the independent auditor the matters required to be discussed by the Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

•	Ensure that the independent auditor’s lead partner and reviewing partner are replaced every five years. Consider, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.
Review Financial Statements and Financial Disclosure .
•	Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the report of the independent auditor thereon, and disclosures regarding critical accounting estimates, and discuss any significant issues encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or the adequacy of internal controls.

•	If so determined by the Committee, based on its review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS 61, and its discussions regarding the auditor’s independence, recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-KSB.

•	Review the CEO and CFO’s disclosures and certifications set forth in the Company’s Forms 10-QSB and 10-KSB under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

•	Discuss earnings press releases (paying particular attention to any use of “pro forma”, or “adjusted” non-GAAP information), as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

Periodic Assessment of Accounting Practices and Policies
•	Obtain and review timely reports from the independent auditor regarding: (1) all critical accounting policies to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

•	Review changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.

•	Review any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Review any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls.
Proxy Statement Report of Audit Committee
•	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.
Related-Party Transactions
•	Review and approve all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.
Hiring Policies
•	Set clear hiring policies for the Company’s hiring of employees and former employees of the independent auditor who were engaged on the Company’s account, and ensure that such policies comply with any regulations applicable to the Company from time to time.
Ethics Compliance and Complaint Procedures
•	Develop, and monitor compliance with, a code of ethics for senior financial officers pursuant to, and to the extent required by, regulations applicable to the Company from time to time.
•	Develop, and monitor compliance with, a code of conduct for all Company employees, officers and directors pursuant to, and to the extent required by, regulations applicable to the Company from time to time.
•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.
•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Duties Exclusive to the Audit Committee
The following duties, previously set forth in this Charter, shall be the exclusive responsibility of the Committee:
•	Select and retain the independent auditor; determine and approve compensation of the independent auditor; resolve disagreements between management and the independent auditor; oversee and evaluate the independent auditor and, where appropriate, replace the independent auditor, with the understanding that the independent auditor shall report directly to the Committee.
•	Pre-approve the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide to the Company and approve the fees for such services. (Pre-approval of audit and non-audit services may be delegated to one or more independent members of the Committee so long as that member or those members report their decisions to the Committee at all regularly scheduled meetings).
•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.
•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
Evaluation
The Committee shall review and reassess the adequacy of this Charter at least annually and submit proposed changes to the Board for approval. The Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Committee’s responsibility to prepare and certify the Company’s financial statements, to guaranty the independent auditor’s report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.
The Committee shall obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.
It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate or in conformance with generally accepted accounting principles.

Appendix B
Lifeline Therapeutics, Inc.
2007 Long-Term Incentive Plan
     Section 1. Purpose. The purpose of this Plan is to advance the interests of Lifeline and its shareholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.
     Section 2. Definitions. Certain capitalized terms applicable to this Plan are set forth in Appendix A.
     Section 3. Administration. This Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions, including, without limitation, exercise price and vesting terms, as applicable, of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by (i) the Company, (ii) any predecessor of the Company, or (iii) a company acquired by the Company or with which the Company combines. The number of Common Shares underlying such substitute awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan. Notwithstanding the foregoing or any other provision of this Plan, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).
     The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Beneficiaries or Permitted Transferees). The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.
     No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding or suit, except for his or her own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section.
     Section 4. Participation. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.
     Section 5. Awards under this Plan.
     (a) Types of Awards. Awards under this Plan may include one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Associated Awards, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States). In the case of an Award granted in conjunction with an Associated Award, the Award may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.
     (b) Maximum Number of Common Shares that May be Issued. There may be issued under this Plan (as Restricted Stock, in payment of Performance Grants or Restricted Stock Units, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 6,000,000 Common Shares, subject to adjustment as provided in Section 15. Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. Any Common Shares that are issued or issuable pursuant to an Award shall be available for issuance under new Awards if such Common Shares are reacquired by the Company pursuant to any repurchase or forfeiture rights or, if such Award is canceled, terminates or expires unexercised.
     (c) Rights with Respect to Common Shares and Other Securities. Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Common Shares or other instrument of ownership is issued to such Participant. Except as provided in Section 8 or Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued. A Participant holding an Award providing for the issuance of Common Shares in the future shall have no rights as a shareholder with respect to such Common Shares until a stock certificate representing such Common Shares is issued to such Participant.
     Section 6. Stock Options. The Committee may grant Stock Options or sell Purchased Options; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of the Company and provided further that Participants who have Associated Awards may not receive Incentive Stock Options if such Associated Awards disqualify the Incentive Stock Option’s status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.
     (a) The exercise price of a Stock Option may be equal to or greater than the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. In no event, however, will the exercise price per share of a Stock Option be less than the par value per share of a Common Share.
     (b) The Committee shall determine the number of Common Shares to be subject to each Stock Option.
     (c) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.
     (d) A Stock Option shall not be exercisable:
     (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of such Incentive Stock Option, which shall be five years from the date it is granted (or such shorter period set by the Committee), and,
     (ii) in the case of any other Stock Option, after the expiration of such Stock Option, which shall be ten years from the date it is granted (or such shorter period set by the Committee); and
     (iii) unless payment in full is made for the shares being acquired under such Stock Option at the time of exercise as provided in subsection 6(i).
     (e) The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option exercised at a time beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code shall cease to be an Incentive Stock Option.
     (f) Except as otherwise determined by the Committee, (i) immediately prior to consummation of a Change of Control, all outstanding Stock Options shall vest and become exercisable (which exercise may be contingent upon consummation of the Change of Control), and (ii) any Stock Option that is not exercised in connection with such Change of Control shall terminate upon consummation of such Change of Control.
     (g) It is the intent of Lifeline that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan; provided that such Stock Option (or portion thereof) otherwise complies with this Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.
     (h) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.
     (i) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion; provided, however, that, unless the Committee determines otherwise, for purposes of making such payment in Common Shares, such shares shall be valued at their Fair Market Value on the day of exercise and shall have been held by the Participant for a period of at least six (6) months.
     Section 7. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.
     (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights.
     (b) Any Stock Appreciation Right may be exercised during its term only at such time or times and in such installments as the Committee may establish.
     (c) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.
     (d) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised an Associated Award (or any portion of such Associated

Award) to Lifeline and to receive from Lifeline in exchange thereof, without payment to Lifeline, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one Common Share, at the time of such exercise, over the exercise price, times the number of Common Shares subject to the Award or the Associated Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Lifeline Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.
     (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.
     Section 8. Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock and Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.
     (a) The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.
     (b) Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the Common Shares subject to such Award. Until the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock Units is made shall not be issued a stock certificate representing the Common Shares subject to such Award.
     (c) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Lifeline Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Lifeline, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

     (d) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock or Restricted Stock Units the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award.
     (e) The Committee may grant Associated Awards of Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.
     Section 9. Performance Grants. The Committee may grant Awards of Performance Grants. The Award of a Performance Grant to a Participant will entitle him or her to receive a specified amount determined by the Committee (the “Actual Value”), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Section and this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Lifeline Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be evidenced in an agreement in such form and substance as is determined by the Committee.
     (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Associated Award. As determined by the Committee, the maximum value of each Performance Grant (the “Maximum Value”) shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Common Shares, Other Lifeline Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions.
     (b) The award period (“Award Period”) related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made or within the first 90 days of any performance period, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     (c) The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.
     (d) The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:
     (i) was not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or her or such Participant’s Permitted Transferee or Beneficiary; or
     (ii) was awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect to such Performance Grant shall be paid to the Participant or his or her Permitted Transferee or Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his or her Permitted Transferee or Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his or her Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.
     Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.
     (e) Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Lifeline as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Lifeline Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion; provided, that no Participant may receive more than $                     in cash, Other Lifeline Securities or property, or other forms of payment other than Common Shares, with respect to Performance Grants in any one fiscal year of Lifeline. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of any Performance Grant at any time during the Award Period, provided that the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).

     Section 10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:
     (a) forfeited to the Company or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);
     (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or
     (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.
Notwithstanding the foregoing or any other provision of this Plan, any deferral of compensation under this section 10 must comply with the provisions of Code Section 409A, and no deferral of compensation under this section 10 which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1) is permitted.
     Section 11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Lifeline Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion, provided however, that any such deferral shall comply with the requirements of Code Section 409A. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.
     Section 12. Transferability of Awards. A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.
     Section 13. Amendment or Substitution of Awards under this Plan. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments under any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without his or her written consent; and provided further that the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code Section 409A, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1). The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.
     Section 14. Termination of a Participant. For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.
     Section 15. Dilution and Other Adjustments. If any change in the outstanding Common Shares occurs by reason of any stock split of or stock dividend on the Common Shares, then the terms of any outstanding Awards shall be equitably adjusted in the manner determined by the Committee without liability to any Person. If any change in the outstanding Common Shares occurs by reason of any split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all of its assets, distribution to shareholders (other than a stock dividend as provided above or a normal cash dividend on the Common Shares), or other extraordinary or unusual event (other than a stock split of the Common Shares as provided above), then the Committee shall determine, in its discretion and without liability to any Person, to terminate all outstanding Awards immediately prior to the consummation of any such event or make an equitable adjustment in the terms of any outstanding Award and/or the number of Common Shares available for Awards. Any such termination or adjustment made by the Committee shall be final, conclusive and binding for all purposes of this Plan. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company.
     Section 16. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of his or her death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.
     Section 17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise or receipt of an Award and/or the payment of any taxes with respect to such Award. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.
     Section 18. Miscellaneous Provisions.
     (a) Any proceeds from Awards shall constitute general funds of Lifeline.
     (b) No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.
     (c) No Eligible Person or other Person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken under this Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.
     (d) No Participant or other Person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of this Plan and the Award applicable to such Participant (and each Person claiming under or through such him or her) have been met.
     (e) No Common Shares, Other Lifeline Securities or property, other securities or property or other forms of payment shall be issued under this Plan with respect to any Award unless counsel for Lifeline shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.
     (f) It is the intent of Lifeline that this Plan comply in all respects with Rule 16b-3 and Section 162(m), that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void. Except as otherwise determined by the Committee, with respect to Awards granted to executive officers of Lifeline, such Awards shall be deemed to be automatically modified to the minimum extent required to permit such Awards to comply with Rule 16b-3 and Section 162(m). It is also the intent of Lifeline that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of the Company to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.
     It is the intent of Lifeline that this Plan comply in all respects with any applicable provisions of Code Section 409A with respect to Awards granted under this plan and any amendment or revision of such Awards, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with any applicable provisions of Code Section 409A such Plan provision shall be deemed null and void to the extent required to permit such Awards to comply with any applicable provisions of Code Section 409A. Specifically, the Committee shall not have the authority to accelerate the time or schedule of any payment in a manner which is not permitted under Code section 409A or the regulations issued thereunder, or to grant or amend any Award in any manner which would result in an inclusion of any amount in gross income under Code Section 409A(a)(1).
     (g) The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of Lifeline to issue Common Shares, Other Lifeline Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or Person entitled to act) pay to Lifeline, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Lifeline may refuse to issue Common Shares, Other Lifeline Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Lifeline to withhold, or agreeing to surrender to Lifeline on or about the date such tax liability is determinable, Common Shares, Other Lifeline Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a Fair Market Value equal to the amount of such taxes).
     (h) The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.
     (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.
     (j) By accepting any Award or other benefit under this Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).
     (k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards under this Plan or any Common Shares issued pursuant to this Plan as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.
     (l) The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

     (m) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.
     (n) If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.
     (o) The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.
     (p) For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.
     Section 19. Plan Amendment or Suspension. This Plan may be amended or suspended in whole or in part at any time from time to time by the Committee. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 13; provided, however, that the Committee may amend this Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
     Section 20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:
     (a) upon the adoption of a resolution of the Board terminating this Plan; or
     (b) the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.
     No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without his or her consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13.
     Section 21. Effective Date. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

APPENDIX A
The following terms shall have the meaning indicated:
     “Actual Value” has the meaning set forth in Section 9.
     “Associated Award” shall mean an Award granted concurrently or subsequently in conjunction with another Award.
     “Award” shall mean an award of rights to an Eligible Person under this Plan.
     “Award Period” has the meaning set forth in subsection 9(b).
     “Beneficiary” has the meaning set forth in Section 16.
     “Board” shall mean the board of directors of Lifeline.
     “Change of Control” shall mean (i) any merger, consolidation or business combination in which the shareholders of Lifeline immediately prior to the merger, consolidation or business combination do not own at least a majority of the outstanding equity interests of the surviving parent entity, (ii) the sale of all or substantially all of Lifeline’s assets, (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) a majority of the outstanding Common Shares by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act), (iv) the dissolution or liquidation of Lifeline, (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of Lifeline before such election or their nominees cease to constitute a majority of the Board, or (vi) any other event specified by the Board or the Committee.
     “Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.
     “Committee” shall mean the person or persons responsible for administering this Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke its designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than three directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “Non-Employee Directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of “outside directors” (as defined in Treasury Regulation §1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Common Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean one or more Company officers designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of Lifeline to comply with the conditions for Rule 16b-3 or Section 162(m). The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Common Shares subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of the Colorado Business Corporation Act.
     “Common Shares” shall mean shares of Series A common stock, par value $0.001 per share, of Lifeline and stock of any other class into which such shares may thereafter be changed.
     “Company” shall mean Lifeline and any parent or subsidiary of Lifeline.
     “Dividend Equivalents” shall mean an Associated Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Common Shares underlying an outstanding Award of Restricted Stock Units had such Common Shares been outstanding.
     “Effective Date” shall mean the date the Board adopts this Plan, which date shall be indicated below.
     “Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and independent contractors who perform services for the Company.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.
     “Fair Market Value” shall mean such value rounded up to the nearest cent as determined by the Committee in accordance with applicable law.
     “Incentive Stock Option” shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.
     “Lifeline” shall mean Lifeline Therapeutics, Inc., a Colorado corporation.
     “Maximum Value” has the meaning set forth in subsection 9(a).
     “Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

     “Other Lifeline Securities” shall mean Lifeline securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.
     “Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.
     “Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Common Shares, Other Lifeline Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.
     “Permitted Transferee” means any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, (i) executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (ii) Participants’ family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.
     “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.
     “Plan” shall mean this Lifeline Therapeutics, Inc. 2007 Long-Term Incentive Plan.
     “Purchased Option” shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.
     “Restricted Period” has the meaning set forth in subsection 8(b).
     “Restricted Stock” shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.
     “Restricted Stock Units” shall mean an Award of the right to receive either (as the Committee determines) Common Shares or cash equal to the Fair Market Value of a Common Share, issued subject, in part, to the terms, conditions and restrictions described in Section 8.

     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.
     “Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.
     “Section 409A” shall mean §409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.
     “Stock Appreciation Right” shall mean an Award of a right to receive (without payment to Lifeline) cash, Common Shares, Other Lifeline Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.
     “Stock Option” shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.
     “Ten Percent Employee” shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of Lifeline or any parent or subsidiary of Lifeline.
     “Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.
EFFECTIVE DATE:    September 26, 2006

Appendix C
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
LIFEVANTAGE CORPORATION
ARTICLE I
NAME OF CORPORATION
          The name of this corporation (the “Corporation”) is Lifevantage Corporation.
ARTICLE II
PERIOD OF DURATION
          The duration of the Corporation shall be perpetual.
ARTICLE III
PRINCIPAL OFFICE AND REGISTERED AGENT
          The address of the Corporation’s principal office is: 6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, Colorado 80111.
          The registered agent of the Corporation is Gerald J. Houston at the Corporation’s principal office as set forth above.
ARTICLE IV
CORPORATE PURPOSE
          The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of Colorado.
ARTICLE V
AUTHORIZED CAPITAL STOCK
          5.1. Number of Shares. The capital stock that the Corporation shall have authority to issue is three hundred million (300,000,000) shares, consisting of (a) two hundred-fifty million (250,000,000) shares of Common Stock and (b) fifty million (50,000,000) shares of Preferred Stock, par value of $.0001 per share.

          5.2 Powers, Preferences and Rights of Capital Stock. The designations and the preferences, limitations and relative rights granted to or imposed upon the shares of each class of capital stock, except as the Board of Directors of the Corporation is herein authorized to determine by resolution, are as follows:
          (a) Common Stock.
          (i) Voting Rights. Except as expressly provided by law, or as provided by resolution of the Board of Directors pursuant to the authority granted under Section 5.2(b), all voting rights shall be vested in the holders of the Common Stock. Each holder of Common Stock shall be entitled to one vote for each share held on each matter to be voted on by the shareholders of the Corporation, except as otherwise provided in these Articles of Incorporation or by law.
          (ii) Dividends. After the payment of any preferential dividends to the holders of shares of Preferred Stock, if any, and subject to any other applicable provisions of Section 5.2(b), dividends may be declared upon and paid to the holders of the Common Stock.
          (iii) Rights Upon Liquidation. In the event of voluntary or involuntary liquidation or dissolution of the Corporation, after payment in full of all amounts required to be paid to the holders of the Preferred Stock, the holders of the Common Stock shall be entitled, to the extent not otherwise limited by the terms of any series of Preferred Stock then outstanding, to share ratably in all remaining assets of the Corporation.
          (iv) Cumulative Voting. Cumulative voting shall not be used in the election of directors.
          (v) Preemptive Rights. No shareholder of the Corporation shall have any preemptive rights to subscribe for, purchase or acquire any unissued shares of capital stock of the Corporation of any class, whether now or hereafter authorized, or any obligations or other securities convertible into or exchangeable for any such shares.
          (vi) Restrictions on Transfer. The Corporation shall have the right to restrict the transfer of any or all shares of capital stock at the time of issuance, or thereafter with the consent of the holder or holders of the shares to be restricted, the terms of said restriction to be clearly legended on the certificate or certificates representing such shares and set forth in the stock transfer records of the Corporation.
          (vii) Quorum. At all meetings of the shareholders, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter.

          (b) Preferred Stock. The Board of Directors is expressly authorized, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series or classes, with such designation, preferences, limitations, and relative rights as shall be expressed in articles of amendment to these Articles of Incorporation, which shall be adopted by the Board of Directors and shall be effective without shareholder action, as provided in Section 7-106-102 of the Colorado Business Corporation Act (the “CBCA”).
          5.3 Reclassification of Series A Common Stock. Immediately upon filing of these Articles of Incorporation with the Secretary of State of Colorado (the “Effective Time”), each share of the Corporation’s Series A Common Stock issued and outstanding immediately prior to the Effective Time (the “Series A Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of Series A Common Stock, be reclassified into one share of Common Stock. The reclassification of the Series A Common Stock into Common Stock shall occur at the Effective Time regardless of when the certificates representing such Series A Common Stock are surrendered to the Corporation in exchange for certificates representing Common Stock. After the Effective Time, certificates representing the Series A Common Stock shall, until surrendered to the Corporation in exchange for Common Stock, represent the shares of Common Stock into which such Series A Common Stock shall have reclassified. Upon surrender by a holder of Series A Common Stock of a certificate or certificates for Common Stock, duly endorsed, to the Corporation for cancellation and reissuance, the Corporation shall, as soon as practicable thereafter, issue and deliver to such holder of a certificate representing Series A Common Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.
ARTICLE VI
SHAREHOLDER ACTION BY WRITTEN CONSENT
          Any action required or permitted by the CBCA to be taken at a shareholders’ meeting may be taken without a meeting if all of the shareholders entitlted to vote thereon consent to such action in writing.
ARTICLE VII
BOARD OF DIRECTORS
          All corporate powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors of the Corporation. The authorized number of directors of the Corporation may be stated in or fixed in accordance with the bylaws of the Corporation.

ARTICLE VIII
AMENDMENT OF ARTICLES OF INCORPORATION
          The Corporation expressly reserves the right to amend, alter, change or repeal any provision contained in, or to add any provisions to, its Articles of Incorporation from time to time, in any manner now or hereafter prescribed or permitted by the provisions of the statutes of the State of Colorado, and all rights and powers conferred upon directors and shareholders hereby are granted subject to this reservation.
ARTICLE IX
SHAREHOLDER VOTING
          If a quorum exists at a meeting of shareholders of the Corporation, action on a matter other than the election of directors is approved if the votes cast within each voting group favoring the action exceed the votes cast within such voting group opposing the action, unless the vote of a greater number is required by the CBCA or these Articles of Incorporation.
ARTICLE X
INDEMNIFICATION; LIMITATION ON LIABILITY
          10.1 Indemnfication. The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another entity corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.
          10.2 Director Liability. There shall be no personal liability of a director to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director, except that said personal liability shall not be eliminated to the Corporation or to the shareholders for monetary damages arising due to any breach of the director’s duty of loyalty to the Corporation or to the shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts specified in Section 7-108-403 of the CBCA or any successor provision, or any transaction from which a director derived an improper personal benefit, or as otherwise limited by law. This Section 10.2 shall apply to any person who has ceased to be a director of the Corporation with respect to any breach of fiduciary duty which occurred when such person was serving as a director. This Section 10.2 shall not be construed to limit or modify in any way a director’s right to indemnification or other right whatsoever under these Articles of Incorporation, the Corporation’s bylaws, or the CBCA. If the

CBCA is hereafter amended to authorize the further elimination of the liability of the Corporation’s directors, in addition to the limitation of personal liability provided herein, the directors’ liability shall be limited to the fullest extent permitted by the CBCA as so amended. Any repeal or modification of this Section 10.2 shall be prospective only and shall not adversely affect any limitation on the personal liability of any director existing at the time of such repeal or modification. The affirmative vote of at least two-thirds of shareholders’ total voting power shall be required to amend or repeal, or adopt any provision inconsistent with this Section 10.2.
ARTICLE XI
BUSINESS COMBINATIONS
          11.1 Definitions. As used in this Article, the term:
          (a) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
          (b) “Associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
          (c) “Business Combination” means:
          (i) any merger, consolidation or plan of share exchange involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with (A) an Interested Shareholder (as hereinafter defined), or (B) with any other corporation, partnership, unincorporated association or other entity if the merger, consolidation or plan of share exchange is caused by the Interested Shareholder and as a result of such merger, consolidation or plan of share exchange Section 11.2 is not applicable to the surviving entity;
          (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately with all other shareholders of the Corporation, to or with the Interested Shareholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

          (iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to an Interested Shareholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Shareholder became such; (B) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the Interested Shareholder became such; (C) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (D) any issuance or transfer of stock by the Corporation; provided however, that in no case under items (B)-(D) of this subparagraph shall there be an increase in the Interested Shareholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation;
          (iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Shareholder; or
          (v) any receipt by the Interested Shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) of this paragraph) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
          (d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

          (e) “Interested Shareholder” means any person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Shareholder, and the Affiliates and Associates of such person; provided, however, that the term “Interested Shareholder” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Corporation; provided that such person shall be an Interested Shareholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Shareholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of Section 11.1(i) but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
          (f) “person” means any individual, corporation, partnership, unincorporated association or other entity.
          (g) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
          (h) “voting stock” means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentage of the votes of such voting stock.
          (i) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or Associates:
          (i) beneficially owns such stock, directly or indirectly; or
          (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or Associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
          (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such stock.
          11.2 Restriction on Certain Business Combinations. Notwithstanding any other provisions contained in these Articles of Incorporation, the Corporation shall not engage in any Business Combination with any Interested Shareholder for a period of three (3) years following the time that such shareholder became an Interested Shareholder, unless:
          (a) Prior to such time the Board of Directors of the Corporation approved either the Business Combination or the transaction which resulted in the shareholder becoming an Interested Shareholder;
          (b) Upon consummation of the transaction which resulted in the shareholder becoming an Interested Shareholder, the Interested Shareholder owned at least 85% of the voting stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
          (c) At or subsequent to such time the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the Interested Shareholder.
          11.3 Exemptions. The restrictions contained in this Article XI shall not apply if:
          (a) The Corporation, by action of the shareholders, adopts an amendment to these Articles of Incorporation expressly repealing this Article XI; provided that, in addition to any other vote required by law, such amendment to the Articles of Incorporation must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this Section 11.3(a) shall not be effective until 12 months after the adoption of such amendment and shall not apply to any Business Combination between the Corporation and any person who became an Interested Shareholder of the Corporation on or prior to the date of such adoption;

          (b) A shareholder becomes an Interested Shareholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the shareholder ceases to be an Interested Shareholder; and (ii) would not, at any time within the 3-year period immediately prior to a Business Combination between the Corporation and such shareholder, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or
          (c) The Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under this Article XI of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this Section 11.3(c); (ii) is with or by a person who either was not an Interested Shareholder during the previous 3 years or who became an Interested Shareholder with the approval of the Corporation’s Board of Directors; and (iii) is approved or not opposed by a majority of the members of the Board of Directors then in office (but not less than 1) who were directors prior to any person becoming an Interested Shareholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger, consolidation or plan of share exchange involving the Corporation (except for a merger in respect of which, pursuant to Section 7-111-104 of the CBCA or any successor provision thereto, no vote of the shareholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the Corporation. The Corporation shall give not less than 20 days’ notice to all Interested Shareholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Section 11.3(c).
          11.4 Shareholder Vote Requirement. No provision of these Articles of Incorporation or the Corporation’s bylaws shall require, for any vote of shareholders required by this section, a greater vote of shareholders than that specified in this section.

Preliminary Copy

Lifeline Therapeutics, Inc.

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	C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	(123456)	C0123456789	12345

A Election    of
Directors
1.	To elect 9 directors to hold office for a one-year term expiring at the annual meeting in 2007 and until their respective successors are elected and qualified

Nominees:	For	Withhold
01 — Javier W. Baz	☐	☐
02 — Dr. James D. Crapo	☐	☐
03 — James J. Krejci	☐	☐

	For	Withhold
04 — William L. Lister	☐	☐
05 — Dr. Joe M. McCord	☐	☐
06 — Stephen K. Onody	☐	☐

	For	Withhold
07 — H. Leigh Severance	☐	☐
08 — John B. Van Heuvelen	☐	☐
09 — Dr. Larry Gold	☐	☐

B Issue
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

2.	To approve the amendment and restatement of the Company’s Articles of Incorporation	☐	☐	☐
C Issue
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

3.	To approve the Company’s 2007 Long-Term Incentive Plan	☐	☐	☐
D Issue
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

4.	To ratify the appointment of Gordon, Hughes & Banks, LLP as independent auditors of the Company for its fiscal year ending June 30, 2007	☐	☐	☐
E Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as name appears on this proxy. If joint owners EACH should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your FULL title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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Proxy — LIFELINE THERAPEUTICS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of Lifeline Therapeutics, Inc. (the “Company”) hereby appoints Stephen K. Onody and Gerald J. Houston and each of them, the proxies of the undersigned, with power to act without the other and with full power of substitution, to attend and represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of The Chemins Company, Inc., 1835 East Cheyenne Road, Colorado Springs, Colorado 80906, on Tuesday, November 21, 2006 and at any adjournment or postponement thereof, and to vote all of such shares that the undersigned is entitled to vote at such Annual Meeting or at any adjournment or postponement thereof, as stated on the reverse side.
THIS PROXY WILL BE VOTED BY THE PROXIES AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THEIR BEST JUDGMENT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Your are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

SEE	REVERSE	CONTINUED AND TO BE MARKED, DATED AND SIGNED ON	SEE REVERSE
SIDE		REVERSE SIDE	SIDE
VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
THANK YOU FOR VOTING